As filed with the Securities and Exchange Commission on April 12, 2013

1933 Act File No. 333-180250

1940 Act File No. 811-22679
UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]
Pre-Effective Amendment No. _1___	[ X ]
Post-Effective Amendment No. ____	[ ]
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]
Amendment No. __1__	[ ]

FORUM ETF TRUST

c/o Atlantic Fund Administration, LLC
Three Canal Plaza, Suite 600
Portland, Maine 04101

Registrant’s Telephone Number, including Area Code: (207) 347-2000

Christopher A. Madden
Forum ETF Trust
Three Canal Plaza, Suite 600
Portland, Maine 04101

Copy to:
Stacey L. Fuller, Esq
K&L Gates LLP
1601 K Street, NW
Washington, D.C. 20006-1600

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, an indefinite number of shares of beneficial interest, no par value, is being registered by this Registration Statement under the Securities Act of 1933, as amended.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

FORUM ETF TRUST

CONTENTS OF REGISTRATION STATEMENT

This registration document is comprised of the following:

Cover Sheet

Contents of Registration Statement

Prospectus for Merk Hard Currency ETF

Statement of Additional Information for Merk Hard Currency ETF

Part C of Form N-1A

Signature Page

Exhibits

The information in this Prospectus is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer of sale is not permitted.

MERK HARD CURRENCY ETFSM
NYSE Arca: MERK

PROSPECTUS │ Month, Day 2013

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Summary Section	3
Investment Objective	3
Fees and Expenses	3
Principal Investment Strategies	4
Principal Investment Risks	4
Performance Information	6
Management	6
Purchase and Sale of Fund Shares	7
Tax Information	7
Payments to Broker-Dealers and Other Financial Intermediaries	7
Principal Investment Strategies and Risks	8
Concepts to Understand	8
Additional Information Regarding Principal Investment Strategies	8
Additional Information Regarding Principal Investment Risk s	10
Disclosure of Portfolio Holdings	13
Management	14
Investment Advisory Services	14
Portfolio Manager	14
Other Service Providers	14
Fund Expenses	15
Shareholder Information	16
Buying and Selling Shares	16
Shares Held in Book Entry Form	16
Frequent Shareholder Trading	16
Share Trading Prices	17
Premium and Discount Information	17
How Net Asset Value is Determined	17
Distribution Plan	18
Investment by Other Investment Companies	18
Other Information	19
Distributions	19
Taxes	19
Financial Highlights	21

SUMMARY SECTION

Merk Hard Currency ETF (NYSE Arca: MERK)

Investment Objective

The Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Investors may pay brokerage commissions on purchases and sales of shares, which are not reflected in the table or example below.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.69%
Distribution and/or Service (12b-1) Fees (1)	0.00%
Other Expenses(2)	0.16%
Total Annual Fund Operating Expenses	0.85%
Fee Waiver and Expense Reimbursement(3)	(0.16)%
Net Annual Fund Operating Expenses	0.69%

(1)
The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay an aggregate fee up to 0.25% of the average daily net assets of the Fund as compensation for the distribution-related and/or shareholder services. No distribution fees collected pursuant to the Rule 12b-1 plan are currently charged to the Fund. There are no current plans to impose these fees.

(2)	“Other expenses” are based on estimated amounts for the current fiscal year.

(3)
Merk has contractually agreed to waive its fee and reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.69% through at least July 31, 2014 (the “Expense Cap”). Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap would apply. The Expense Cap may be changed or eliminated only with the consent of the Trust’s Board of Trustees (the “Board”).

Example.  This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other exchange-traded funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  This Example does

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not reflect any brokerage commissions that you may pay on purchases and sales of Fund shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$70	$255

Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  The Fund had not yet commenced operations as of the most recent fiscal year end and no portfolio turnover rate is provided for the Fund.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of the value of its net assets (plus borrowings for investment purposes) in “hard currency” denominated investments.  The Fund normally invests in a basket of hard currency denominated investments composed of high quality, short-term debt instruments, including sovereign debt, and in gold and gold-related securities . Hard currencies are currencies of countries pursuing what Merk Investments LLC (“Merk”) believes to be “sound” monetary policy and gold.  Sound monetary policy is defined by Merk as providing an environment fostering long-term price stability.  Merk considers gold to be the only currency with intrinsic value and, as such, qualifies as a hard currency.   The Fund may invest in gold and gold-related securities. To the extent that the Fund invests in gold, it may do so by investing in physical gold or indirectly through U.S. listed exchange traded products (“ETPs”) that invest in gold bullion, forward contracts and futures contracts.   The Fund is an exchange traded fund (an “ETF”) that is actively managed .

Merk will determine currency allocations based on an analysis of monetary policies pursued by central banks and economic environments.  Merk searches for currencies that, in Merk’s opinion, are backed by sound monetary policy or gold.  Once this determination has been made, money market or other debt instruments will be selected to create a liquid portfolio of short duration and high credit quality.  Merk may adapt the currency allocations as its analysis of monetary policies and economic environments evolves.

The Fund will specifically seek the currency risk of select countries pursuing what Merk believes are sound monetary policies.  As long-term price stability is unlikely to be achieved by most currencies, if any, Merk focuses on a country’s monetary policy that fosters such stability.  Merk will invest in a basket of hard currency denominated investments that may include gold and gold-related securities to reduce the Fund's exposure to the risks of any one currency.

To try to reduce interest rate and credit risk to its portfolio, the Fund seeks to maintain a weighted average portfolio maturity of less than eighteen months . In addition, the Fund only buys money market or other short-term debt instruments that are rated in the top three ratings by U.S. nationally recognized ratings services or that Merk considers comparable in quality to instruments rated in the top three ratings.

To gain exposure to foreign hard currencies, the Fund may also invest in a combination of U.S. dollar denominated securities and forward currency contracts.

The Fund may invest in other ETPs including ETFs, which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and other types of ETPs which are not registered under the 1940 Act.

In order to respond to adverse market, economic, political or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies.

Principal Investment Risks

You can lose money on your investment in the Fund or the Fund could underperform other investments. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the value of the Fund’s

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portfolio, trading price, yield, total return and/or ability to meet its objectives. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Management Risk.   Active investment management strategies could result in losses to the Fund if investments do not perform as expected.

Cash Redemption Risk.  The Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used .

Counterparty Risk. A counterparty to a financial instrument entered into by the Fund may become bankrupt or otherwise fail to perform its obligations due to financial difficulties.  The Fund may experience delays in obtaining recovery, or obtain limited or no recovery in such circumstances.

Credit Risk. The value of your investment in the Fund may change in response to changes in the credit ratings of the Fund’s securities.  Generally, investment risk and price volatility increase as a security’s credit rating declines.

Currency Exchange Rate Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments, including foreign securities, forward currency contracts and cross currency forwards.

Exchange-Traded Products Risk.   The risks of investment in other ETPs typically reflect the risks of the types of instruments in which such ETPs invest, spanning a wide range of commodities, derivatives, and/or other securities designed to track the price, performance and dividend yield of a particular commodity, security, securities market index or sector of an index. To the extent an ETP invests in non-U.S. instruments, the Fund may be subject to the risks related to foreign instruments. When the Fund makes such investments, shareholders bear their proportionate share of the fees and expenses of the ETP held by the Fund, as well as their proportionate share of the Fund’s fees and expenses. Shares of ETPs may trade at a premium or discount to their NAV. ETPs other than ETFs are not regulated under the 1940 Act and are not afforded the protections afforded thereunder.

Fixed-Income Securities Risk. The value of a debt security depends generally on the issuer’s credit rating and the interest rate of the security.

Foreign Instruments Risk. Foreign investments are also subject to risks which include international trade, currency, political, regulatory and diplomatic risks, which may affect their value. Also, foreign securities are subject to the risk that their market price may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer.

Foreign Trading Risk. Government supervision and regulation of foreign currency markets, trading systems and brokers may be different or less than in the U.S.

Forward Currency Contract Risk.   Currency management strategies, including forward currency contracts, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund.  The forecasting of currency market movement is extremely difficult, and whether any strategy will be successful is uncertain.  Currency management strategies, to the extent that these strategies reduce the Fund’s exposure to currency risks, may reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.  Further, the use of forward currency contracts subjects the Fund to "Counterparty Risk", as discussed in this Prospectus.

Geographic Concentration Risk.  The Fund may be particularly susceptible to economic, political or regulatory events affecting those countries or regions in which the Fund focuses its currency investments.

Gold and Gold-Related Securities Risk.  The value of physical gold and gold-related securities may fluctuate due to overall market movements and other factors affecting the price of gold , such as inflation, interest rates, currency fluctuations, gold supply and demand, or political and regulatory developments.

5

Interest Rate Risk.  The value of your investment in the Fund may change in response to changes in interest rates.  An increase in interest rates typically causes a fall in the value of the fixed-income securities in which the Fund may invest.

Market Events Risk.  It is important that investors closely review and understand the risks of investing in the Fund.  Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have adverse effect on the Fund.

Market Trading Risk.  An investment in the Fund may include numerous market trading risks, including the potential lack of an active market for s hares, losses from trading in secondary markets, and disruption in the creation/redemption process of the Fund. Any of these factors may lead to the s hares trading at a premium or discount to the Fund’s per share net asset value (“NAV”).

Non-Diversification Risk.  The Fund is non-diversified.  Investment by the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

Offshore Investor Risk.The opportunity for offshore investors, such as the Fund, to access certain non-U.S. markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity, and pricing of securities designed to provide offshore investors with exposure to such markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in certain foreign markets.

Premium and Discount Risk.  Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV when purchased and sold in the secondary market, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk may be heightened in times of market volatility or periods of steep market declines.

Sovereign Debt Risk.Bonds issued by governments, sometimes referred to as “sovereign” debt, present risks not associated with investments in other types of bonds. The government or agency issuing the debt may be unable or unwilling to make interest payments and/or repay the principal owed. In such instance, the Fund may have limited recourse against the issuing government or agency. In the past, some countries have refused to honor their payment obligations on issued bonds.

Tax Risk.  As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended.  In the event regulations are adopted excluding from the definition of “qualifying income” a regulated investment company’s foreign currency gains not “directly related” to its “principal business” of investing in securities, the Board may authorize a significant change in investment strategy or Fund liquidation.

Valuation Risk. The value of certain instruments in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's s hares.

Performance Information

The Fund is newly created and does not have a full calendar year of performance. Performance information will be included after the Fund has been in operation for one calendar year.

Management

Investment Manager. Forum Investment Advisors, LLC is the investment manager of the Fund (the “ Investment Manager”).

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Investment Adviser. Merk Investments LLC is the investment adviser of the Fund (“Merk”).

Portfolio Manager.  As Chief Investment Officer of Merk, Axel Merk is primarily responsible for the day-to-day management of the Fund.  Mr. Merk has served as portfolio manager of the Fund since its inception in 2013.

Purchase and Sale of Fund Shares

As the Fund is an ETF, individual Fund shares may only be purchased and sold on a national securities exchange through a broker-dealer. Individual Fund shares may not be purchased or redeemed directly with the Fund. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund will only issue or redeem shares at NAV that have been aggregated into blocks of 50,000 shares or multiples thereof ("Creation Units") in return for a basket of cash and/or securities that the Fund specifies each Business Day. All investor orders to create or redeem Creation Units must be placed with certain large institutional investors who have entered into agreements with the Fund's distributor (" Authorized Participant s") in the form required by such Authorized Participant. For further information, please see the Fund’s Statement of Additional Information (“SAI”), which is available on the Fund’s website at www.merkfunds.com.

Tax Information

Shareholders may receive distributions from the Fund, which may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

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PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Concepts to Understand

High Quality Debt Security means an instrument rated in the top three ratings by a U.S. nationally recognized ratings service, or that Merk considers comparable in quality to instruments rated in the top three ratings.

Debt Securities are securities issued by domestic and foreign governments, financial institutions, corporations and other entities to borrow money.  The issuer pays a fixed, floating or variable rate of interest and must repay the amount borrowed at maturity.

Maturity means the date on which a debt security is (or may be) due and payable.

Duration is a measure of a debt security’s price sensitivity to changes in interest rates.  Duration is defined as the weighted average term to maturity of a security's cash flows, where the weights are the present value of each cash flow as a percentage to the security's price.  The greater a debt security’s duration, the greater its price volatility may be in response to changes in interest rates.

Fund Duration is a measure of a fund’s sensitivity to changes in interest rates due to the underlying debt securities held by the fund. The longer a fund’s duration, the more it might decline in response to increases in interest rates.

Forward Currency Contract means an agreement to buy or sell a specified amount of currency at a set price on a future date.  When combined with U.S. dollar denominated money market instruments, it may obtain a result that is substantially the same as a

The Fund is an actively managed ETF that provides access to the professional investment advisory services offered by Merk.

ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. The Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index.

Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Once operational, shares of the Fund are listed and traded at market prices on NYSE Arca, Inc. (the “Exchange”) and other secondary markets. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in Creation Units. Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are in exchange for cash and/or securities . Except when aggregated in Creation Units, shares of the Fund are not redeemable securities.

An investment in the Fund alone should not constitute an entire investment program. This prospectus explains what you should know about the Fund before you invest. Please read it carefully.

Investors should be aware that the investments made by the Fund and the results achieved by the Fund at any given time are not necessarily expected to be the same as those made by other funds for which Merk acts as investment adviser, including funds with names, investment objectives and policies similar to the Fund.

On each B usiness D ay, before commencement of trading on the Exchange, the Fund will disclose on www.merkfunds.com the identities and quantities of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the B usiness D ay. Additional information regarding the Fund and may be requested by calling (855) Merk ETF or (855) 637-5383.

Additional Information Regarding Principal Investment Strategies
The Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Fund may profit from current income and/or capital appreciation of its portfolio holdings. The Fund's investment objective is non-fundamental and may be changed by the Board without a vote of shareholders. Merk may sacrifice yield in return for high credit quality of debt securities.  Merk may limit or exclude currencies if, in Merk’s opinion, the potential

8

direct investment in a foreign currency denominated instrument.	for appreciation is not backed by sound monetary policy.

Provided that Merk deems the following currencies to be backed by sound monetary policy, “hard currencies” may include, without limitation:  Argentine Peso (ARS), Australian Dollar (AUD), Brazilian Real (BRL), British Pound (GBP), Canadian Dollar (CAD), Chilean Peso (CLP), Chinese Renminbi (CNY), Colombian Peso (COP), Czech Koruna (CZK), Danish Krone (DKK), Euro (EUR), Hong Kong Dollar (HKD), Hungarian Forint (HUF), Iceland Krona (ISK), Indian Rupee (INR), Indonesian Rupiah (IDR), Israeli Shekel (ILS), Japanese Yen (JPY), Malaysian Ringgit (MYR), Mexican Peso (MXN), New Zealand Dollar (NZD), Norwegian Krone (NOK), Pakistani Rupee (PKR), Peruvian New Sol (PEN), Philippine Peso (PHP), Polish Zloty (PLN), Russian Ruble (RUB), Singapore Dollar (SGD), South African Rand (ZAR), South Korean Won (KRW), Swedish Krona (SEK), Swiss Franc (CHF), Taiwanese Dollar (TWD), Thai Baht (THB), Thai Baht Onshore (THO), Turkish Lira (TRY), and successor currencies of the aforementioned currencies, if any.

If Merk deems a currency crisis likely, it is possible that the Fund will concentrate its investment in a few currencies that meet Merk’s investment criteria for stringent monetary policies and practices.

Merk's analysis of monetary policies evaluates decision making processes of central banks. Merk’s analysis of macroeconomic environments is driven by fundamental research focusing on assessing economic data and dynamics driving government policy.

As Merk’s analysis of monetary policies and economic environments evolves, currencies may be sold and assets re-deployed as part of the allocation process. Allocation changes may happen gradually over time or based on a short-term changes in assessment. Allocation changes may lead to transactions in both the currency markets and applicable local fixed income markets.

Should, in Merk's assessment, government policy constrain the appreciation of the value of a currency versus the U.S. dollar, Merk will consider whether such policy jeopardizes the pursuit of price stability in determining whether to invest in such currency.

The money market or other debt instruments in which the Fund primarily invests include: instruments issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions or agencies; central banks, sovereign entities, supranational organizations or special purpose entities organized or backed by any of the foregoing entities (“Special Purpose Entities”); instrument issued by U.S. and foreign corporations; and debt obligations issued by entities that Merk considers to be comparable to entities in the categories enumerated above. Regarding fixed income securities, Merk seeks to invest in high quality debt instruments. Should Merk deem that a security is no longer considered high credit quality, the security may be sold.

For the purpose of hedging, efficient portfolio management, generating income and/or enhancement of returns, the Fund may, from time to time, enter into forward currency contracts including currency forwards and cross currency forwards (each of which may result in net short currency exposures).   To the extent the Fund retains various U.S. fixed-income instruments to settle derivative contracts, the Adviser expects such instruments to generate income for the Fund. The value of such investments (to the extent used to cover the Fund’s net exposure under the forward foreign currency contracts and similar instruments) and forward contracts and other instruments that provide investment exposure to currencies will be counted for purposes of the Fund’s 80% policy.

In determining which instruments are comparable in quality to instruments rated in the top three ratings, the Investment Adviser will evaluate the relative creditworthiness of issuers and the relative credit quality of debt issues. Consideration may be given to an issuer’s financial strength, capacity for timely payment and ability to withstand adverse financial developments as well as any ratings assigned to other instruments issued by that issuer. To manage counterparty risk to the Fund, Merk monitors the creditworthiness of counterparties to the Fund’s transactions and risks posed to the Fund by each counterparty, and will seek to transact with multiple counterparties to limit the Fund’s exposure to any one counterparty.  The Fund may invest in other ETFs, which are registered under the 1940 Act, consistent with investment objective.  The Fund may also invest in ETPs which are not registered under the 1940 Act, including Trust Issued Receipts,

9

Commodity-Based Trust Shares, Currency Trust Shares, and Commodity Index Trust Shares. The Fund may invest in ETPs sponsored by Merk or its affiliates. To the extent that the Fund invests in any ETP sponsored by Merk or its affiliates, Merk will waive the management fee of such products.

Temporary Defensive Position.  In order to respond to adverse market, economic, political or other conditions,   including extreme volatility or trading halts in the fixed income markets or the financial markets generally; operational issues causing dissemination of inaccurate market information; or force majeure type events such as systems failure, natural or man-made disaster, act of God, armed conflict, act of terrorism, riot or labor disruption or any similar intervening circumstance, the Fund may assume a temporary defensive position that is inconsistent with its principal investment strategies and invest, without limitation, in cash or prime quality cash equivalents (including commercial paper, certificates of deposit, banker’s acceptances and time deposits) which may be U.S. dollar denominated .  A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance.  The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Additional Information Regarding Principal Investment Risks

You can lose money on your investment in the Fund or the Fund could underperform other investments. The Fund is subject to the risks described below. Some or all of these risks may adversely affect the value of the Fund’s portfolio, trading price, yield, total return and/or ability to meet its objectives. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Active Management Risk.   The Fund's active investment management strategies could result in losses to the Fund if investments do not perform as expected.  In addition, investment management strategies, to the extent that such strategies reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.  There is no assurance that Merk’s use of investment management strategies will benefit the Fund or that they will be, or can be, used at appropriate times.  Furthermore, there may not be a perfect correlation between the amount of exposure to a particular currency and the amount of securities in the portfolio denominated in that currency.

Cash Redemption Risk.  The Fund’s investment strategy may require it to redeem shares for cash or to otherwise include cash as part of its redemption proceeds. The Fund may be required to sell or unwind portfolio investments in order to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize capital gains that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

Counterparty Risk.  The risk that a counterparty to a financial instrument entered into by the Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties.  The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding.  The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.  The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by Merk.

Credit Risk.  The financial condition of an issuer of a debt security may cause it to default or become unable to pay interest or principal due on the security.  In the short term, the Fund will not collect interest and principal payments on a fixed-income security if the issuer defaults.  The degree of risk for a particular security may be reflected in its credit rating.  Generally, investment risk and price volatility increase as the credit rating of a security declines.  Accordingly, the value of an investment in the Fund may change in response to changes in the credit ratings of the Fund's portfolio securities.

Currency Exchange Rate Risk. Currency exchange rates may fluctuate significantly over short periods of time.  Currency exchange rates also can be affected unpredictably by intervention; by failure to intervene by U.S. or foreign governments or central banks; or by currency controls or political developments in the U.S. or abroad.  Changes in foreign currency exchange rates may affect the value of the Fund’s holdings and the price of Fund shares.  Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses

10

value because that currency is worth fewer U.S. dollars.  Devaluation of a currency by a country’s government or banking authority would have a significant impact on the value of any investments denominated in that currency. Currency markets are generally less regulated than securities markets.

Exchange-Traded Products Risk. The Fund may invest in shares of other ETPs, which may themselves invest in a wide range of commodities, derivatives, and/or other securities designed to track the price, performance and dividend yield of a particular commodity, security, securities market index or sector of an index.  The risks of investment in other ETPs typically reflect the risks of the types of instruments in which the ETP invests.  To the extent an ETP invests in non-U.S. instruments, the Fund may be subject to the risks related to foreign securities described above.  When the Fund makes such investments, shareholders bear their proportionate share of the fees and expenses of the ETP held by the Fund, as well as their proportionate share of the Fund’s fees and expenses.  As a result, an investment by the Fund in an ETP could cause the Fund’s operating expenses to be higher and, in turn, performance to be lower than if it were to invest directly in the investments underlying the ETP.  Shares of ETPs may trade at a discount or premium to their NAV. ETPs other than ETFs are not regulated under the 1940 Act and are not afforded the protections thereunder.

Fixed Income Securities Risk.  The value of a debt security depends generally on the issuer’s credit rating and the interest rate of the security.  The value generally falls when interest rates rise, especially for long-term, lower-quality securities.  Conversely, when interest rates fall, issuers may prepay fixed rate securities, forcing the Fund to invest in securities with lower interest rates.  At any time, the financial condition of an issuer may so deteriorate that the issuer defaults on interest or principal payments due to the Fund on securities held.

Foreign Instruments Risk. The value of foreign investments may be affected by the imposition of new or amended government regulations, changes in diplomatic relations between the United States and another country, political and economic instability, the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital, or nationalization, increased taxation or confiscation of investors’ assets. Changes in the exchange rate between U.S. dollars and a foreign currency may reduce the value of an investment made in a security denominated in that foreign currency. Also, foreign securities are subject to the risk that an issuer’s securities may not reflect the issuer’s condition because there is not sufficient publicly available information about the issuer. This risk may be greater for investments in issuers in emerging or developing markets.

Foreign Trading Risk. Brokerage commissions and other fees generally are higher for foreign securities.  Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S.  The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) also may involve delays in payment, delivery or recovery of money or investments.

Forward Currency Contract Risk.   The Fund may   seek to achieve exposure to global currency markets by investing in short-term forward currency contracts.  Currency management strategies, including forward currency contracts, may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects.  The forecasting of currency market movement is extremely difficult, and whether any strategy will be successful is uncertain.  Moreover, it is impossible to forecast with precision market values at the expiration of a forward currency contract, and the Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the Adviser’s predictions regarding the movement of foreign currency proves inaccurate.  In addition, currency management strategies, to the extent that these strategies reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates.  Further, the use of forward currency contracts subjects the Fund to counterparty risk and leveraging risk, as discussed in this Prospectus.  There is no assurance that the Adviser’s use of currency management strategies will benefit the Fund or that they will be, or can be, used at appropriate times.

Geographic Concentration Risk.  To the extent the Fund focuses its investments in currencies of a particular country or geographic region, the Fund may be particularly susceptible to economic, political or regulatory events affecting those countries or regions.  In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. If the Fund focuses its investments in such a manner, an investment in the Fund may be more volatile than an investment in a more geographically diversified fund.

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Gold and Gold-Related Securities Risk.  Investments in physical gold and gold-related securities, such as certain ETPs, may subject the Fund to greater volatility than investments in traditional securities.  The value of gold and gold-related securities may fluctuate due to overall market movements and other factors affecting the price of gold , such as inflation or inflation expectations, interest rates, currency fluctuations, gold supply and demand, or political and regulatory developments.  A fluctuation in the price of gold may cause the Fund to lose money.

Interest Rate Risk.  The value of your investment in the Fund may change in response to changes in interest rates.   An increase in interest rates typically causes a fall in the value of debt securities in which the Fund may invest.   The longer a fixed-income security’s duration, the more its value typically falls in response to an increase in interest rates.

Market Events Risk.  It is important that investors closely review and understand the risks of investing in the Fund.  Turbulence in the financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund.

Market Trading Risk.  An investment in the Fund is subject to secondary market trading risks. There can be no guarantee that an active trading market for such shares will develop or continue. Shares of the Fund may be listed or traded on U.S. and foreign exchanges other than the Exchange. There can be no guarantee that the Fund's shares will continue trading on any exchange or in any market or that the Fund's shares will continue to meet the listing or trading requirements of any exchange or market. The Fund's shares may experience higher trading volumes on one exchange as compared to another and investors are subject to the execution and settlement risks of the market where their broker directs trades.

Secondary market trading in the Fund's shares may be halted by an exchange because of market conditions. Pursuant to exchange or market rules, trading in the Fund's shares on an exchange or in any market may be subject to trading halts caused by extraordinary market volatility. There can be no guarantee that the Fund's exchange listing or ability to trade its shares will continue or remain unchanged. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an "exchange traded" fund and operate as a mutual fund, provided that shareholders are given advance notice.

Buying or selling the Fund's shares on an exchange may require the payment of brokerage commissions. In addition, you may also incur the cost of the spread (the difference between the bid price and the ask price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on their trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity. Due to the costs inherent in buying or selling the Fund's shares, frequent trading may detract significantly from investment returns.

Non-Diversification Risk. As a non-diversified fund, the Fund will be subject to more investment risk and potential for volatility than a diversified fund because its portfolio may, at times, focus on a limited number of issuers.  These factors can have a negative effect on the value of the Fund’s shares.  However, the Fund intends to meet certain tax diversification requirements.

Offshore Investor Risk. The opportunity for offshore investors, such as the Fund, to access certain non U.S. markets can be limited due to a variety of factors including government regulations, adverse tax treatment, and currency convertibility issues. These limitations and restrictions may impact the availability, liquidity and pricing of securities designed to provide offshore investors with exposure to such markets. As a result, returns achieved by offshore investors, such as the Fund, could differ from those available to domestic investors in certain foreign markets.

Premium and Discount Risk.  Shares of the Fund may trade on an exchange at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each B usiness D ay, as described below, and fluctuates with changes in the market value of the Fund's holdings. The trading prices of the Fund's shares fluctuate continuously throughout the trading day based on market supply and demand, and may not closely track NAV. The

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trading prices of the Fund's shares may differ significantly from NAV during periods of market volatility, which may, among other factors, lead to the Fund's shares trading at a premium or discount to NAV.

Sovereign Debt Risk. The Fund’s investments in sovereign debt, which includes securities issued or guaranteed by a foreign sovereign government, present risks not associated with investments in other types of bonds. The issuer of the sovereign debt that controls the repayment of the debt may be unable or unwilling to repay principal or interest payments when due, and the Fund may have limited recourse against the issuing government or agency in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the Fund’s NAV, may be more volatile than prices of U.S. bonds. In the past, governments of certain countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest, refused to honor their payment obligations on their sovereign debt, and restructured their indebtedness. The restructuring of sovereign debt may involve obtaining additional credit to finance outstanding obligations and the reduction or rescheduling of payments of interest and principal. As a holder of such sovereign debt, the Fund may be asked to participate in the restructuring of such sovereign indebtedness. There can be no assurance that such restructurings will result in the full repayment of the issuer’s sovereign debt.

Tax Risk. As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as “qualifying income” under the Internal Revenue Code of 1986, as amended.   The Fund may take positions in forward currency contracts with notional value exceeding 80% of the Fund’s total net assets.  Although foreign currency gains currently constitute “qualifying income,” the U.S. Treasury Department has the authority to issue regulations excluding from the definition of “qualifying income” a regulated investment company’s foreign currency gains not “directly related” to its “principal business” of investing in securities.  Such regulations might treat gains from some of the Fund’s foreign currency-denominated positions as not “qualifying income,” and there is a remote possibility that such regulations might be applied retroactively, in which case, the Fund may not qualify as a regulated investment company for one or more past years.   In the event such regulations are adopted, the Board may authorize a significant change in investment strategy or Fund liquidation.

Valuation Risk.  Because non-U.S. markets may be open on days when the Fund does not price its s hares, the value of certain instruments in the Fund's portfolio may change on days when shareholders will not be able to purchase or sell the Fund's s hares.

Disclosure of Portfolio Holdings

The Fund maintains a website at www.merkfunds.com.  Among other things, this website also includes this Prospectus and the SAI, the Fund’s last annual and semi-annual reports (when available), pricing information about shares trading on the Exchange, daily NAV calculations and a historical comparison of the trading prices to NAV.

On each Business Day, before commencement of trading in shares on the Exchange, Merk will disclose on the Fund’s website the identities and quantities of the Fund’s full portfolio holdings as of the end of the previous Business Day. A description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the Fund’s SAI, which is available on the Fund’s website .

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MANAGEMENT

The Merk Hard Currency ETF is a series of Forum ETF Trust (the “Trust”), a Delaware statutory trust offering professionally managed investment portfolios or funds. As of the date of this Prospectus, the Fund is the only series of the Trust. The business of the Trust and the Fund is managed under the oversight of the Board.  The Board oversees the Fund and meets periodically to review the Fund’s performance, monitor investment activities and practices and discuss other matters affecting the Fund.  Additional information regarding the Board and the Trust’s executive officers may be found in the Fund’s SAI, which is available on the Fund’s website at www.merkfunds.com.

Investment Advisory Services

Forum Investment Advisors, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101, is the Fund’s investment manager. The Investment Manager has overall responsibility for the general management of the Trust and the Fund and continuously reviews and administers the Fund’s overall investment program. The Investment Manager is a newly registered investment adviser.  The Investment Manager arranges for investment advisory services for the Fund and furnishes office facilities, equipment, services and the personnel necessary to manage the Fund.  The Investment Manager receives a fee at an annual rate equal to 0.035% of the Fund’s average daily net assets.

Merk Investments LLC, 555 Bryant Street #455, Palo Alto, California 94301 is the Fund’s I nvestment A dviser. Merk is a registered investment adviser.  Merk makes the day-to-day investment decisions for the Fund and is responsible for implementing the Fund’s investment strategy.  As of February 28, 2013, Merk had $617.1 million of assets under management. Merk receives an advisory fee at an annual rate equal to 0.655% of the Fund’s average annual daily net assets.   Merk has contractually agreed to waive its fee and/ or reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses exceed 0.69% (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) through July 31, 2014 (“Expense Cap”). The Expense Cap may be changed or eliminated at any time, only with the consent of the Board. Net Annual Fund Operating Expenses may increase if exclusions from the Expense Cap apply.

The Trust, on behalf of the Fund, has claimed an exclusion from regulation with the Commodity Futures Trading Commission (“CFTC”) as a commodity pool operator under the Commodity Exchange Act and the Investment Manager and Merk are exempt from registering as a commodity trading adviser under CFTC Regulation 4.14(a)(8).

A discussion summarizing the basis on which the Board approved the Trust’s agreement with the Investment Manager and the agreement among the Trust, the Investment Manager and Merk will be included in the Fund’s semi-annual report to shareholders for the period ended [September 30, 2013] .

Portfolio Manager

Axel Merk is P resident and Chief Investment Officer of Merk and makes all investment decisions for the Fund.  Mr. Merk founded Merk in 2001.  Mr. Merk conducted investment advisory activities for Merk Investments AG, a company he founded in Switzerland in 1994, until he transferred these activities to Merk in 2001.  He holds a B. A. in Economics (magna cum laude) and a M. Sc. in Computer Science from Brown University in Rhode Island.

The Fund’s SAI provides additional information about the compensation of Mr. Merk, other accounts managed by him and his ownership of the Fund’s shares.

Other Service Providers

Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services), located at Three Canal Plaza, Suite 600, Portland, Maine 04101, an affiliate of the Investment Manager, is the administrator for the Trust.  Foreside Fund Services, LLC (the “Distributor”) is the Fund’s principal underwriter and distributor of the Fund’s shares. Its address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute shares

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in less than whole Creation Units, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Investment Manager, Merk,  or their affiliates.

Fund Expenses

The Fund pays for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Fund and other series of the Trust based upon methods approved by the Board.   Service providers to the Fund may reduce all or any portion of their fees and may reimburse certain expenses of the Fund.  Any agreement to reduce fees or reimburse expenses increases the investment performance of the Fund for the period during which the reduction or reimbursement is in effect and may not be recouped at a later date.

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SHAREHOLDER INFORMATION

Buying and Selling Shares

Shares of the Fund will trade on the Exchange during the trading day under the ticker symbol MERK . Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. There is no minimum investment for purchases on the Exchange. Buying or selling Fund shares involves certain costs applicable to all securities transactions. When buying or selling Fund shares through a financial intermediary, you may incur a brokerage commission or other charges determined by your financial intermediary. In addition, you will also incur the cost of the “spread,” which is the difference between what investors are willing to pay for s hares (the “bid” price) and the price at which they are willing to sell s hares (the “ask” price). The commission is frequently a fixed amount and may be a significant cost for investors seeking to buy or sell small amounts of Fund shares. The spread varies over time based on the Fund’s trading volume and market liquidity, and is generally less if the Fund has more trading volume and market liquidity and more if the Fund has less trading volume and market liquidity.

Shares cannot be acquired or redeemed directly from the Fund except in Creation Units . Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit. All orders to create or redeem Creation Units must be placed with an Authorized Participant in the form required by such Authorized Participant. For further information, please see the Fund’s SAI, which is available on the Fund’s website at www.merkfunds.com.

The Exchange is the Fund's primary listing stock exchange. The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. A "Business Day" with respect to the Fund is each day the Exchange is open. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day. On days when the Exchange closes earlier than normal, the Fund may require orders to create or redeem Creation Units to be placed earlier in the day. See the SAI for more information.

Shares Held in Book Entry Form

Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or "street name" form.

Frequent Shareholder Trading

ETFs such as the Fund are intended to be attractive to arbitrageurs, as trading activity is desirable to maintain the market price of Fund shares at or close to NAV.   Moreover, the Fund’s Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants at NAV plus applicable transaction fees, with the vast majority of trading in the Fund's Shares occurring on the secondary market at prevailing market prices.  Because the secondary market trades do not directly involve the Fund, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund’s trading costs and the realization of capital gains.   Accordingly, the Board has not adopted a policy of monitoring for

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frequent purchases and redemptions of Fund shares that appear to attempt to take advantage of potential arbitrage opportunities presented by a lag between a change in the value of the Fund's portfolio securities after the close of the primary markets for the Fund's portfolio securities and the reflection of that change in the Fund's NAV.

Share Trading Prices

The trading prices of the Fund's shares in the secondary market generally differ from the Fund's NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. The Exchange intends to disseminate information regarding the intra-day net asset value of the Fund every 15 seconds throughout the trading day. The intra-day net asset value is based on the current market value of the securities and/or cash included in the Fund's intra-day net asset value basket. The intra-day net asset value does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, the intra-day net asset value should not be viewed as a "real-time" update of the NAV, which is computed only once a day. The intra-day net asset value is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in the Fund's intra-day net asset value basket. The Fund is not involved in, or responsible for, the calculation or dissemination of the intra-day net asset value and makes no representation or warranty as to its accuracy. An inaccuracy in the intra-day net asset value could result from various factors, including the difficulty of pricing portfolio instruments on an intra-day basis.

Premium and Discount Information

Premiums or discounts are the differences (expressed as a percentage) between the NAV and the trading price of the Fund on the Exchange on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV. A discount or premium could be significant.  Information regarding how often Fund shares traded at a premium or at a discount during the Fund's four previous calendar quarters (or for the life of the Fund, if shorter) can be found at the Fund’s website at www.merkfunds.com.

How Net Asset Value is Determined

The Fund calculates its NAV as of the close of trading on the Exchange (normally 4:00 p.m., Eastern Time) on each weekday except days when the Exchange is closed.  The NAV is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund, and then dividing the result (net assets) by the number of outstanding shares of the Fund.  Because the Fund invests in instruments that trade on foreign markets on days when the Exchange is closed, the value of the Fund’s investments may change on days on which shareholders will not be able to purchase Fund shares.

The Fund values securities for which market quotations are readily available at current market value, except for money-market instruments with a maturity of sixty days or less which may be valued at amortized cost.  Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the Exchange.  In the absence of sales, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Investments in open-end registered investment companies are valued at their NAV. Investments in other ETPs are valued using market price.

Market quotations may not be readily available or may be unreliable if, among other things, (1) the exchange on which the security is principally traded closes early, (2) trading in a security was halted during the day and did not resume prior to the time the Fund calculates its NAV or (3) events occur after the close of the securities markets on which the securities primarily trade but before the time the Fund calculates its NAV.

If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value the securities at fair value as determined in good faith using procedures approved by the Board.

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The Board has delegated day-to-day responsibility for fair value determinations to a Valuation Committee, members of which are appointed by the Board.  Fair valuation may be based on subjective factors and, as a result, the fair value price of a security may differ from that security’s market price and may not be the price at which the security may be sold.  Fair valuation could result in a different NAV than a NAV determined by using market quotes.

Distribution Plan

The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which the Fund is authorized to pay up to 0.25% of the average daily net assets for distribution services and/or the servicing of shareholder accounts.

No distribution fees are currently charged to the Fund; there are no current plans to impose distribution fees and any distribution fees would be approved by the Board. To the extent charged in the future, because the Fund would pay these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and would increase the cost of your investment.

Investment by Other Investment Companies

Section 12(d)(1) of the 1940 Act, restricts investments by registered and certain unregistered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an exemptive order issued by the Securities and Exchange Commission to the Investment Manager and the Trust, including that those investment companies enter into an agreement with the Trust.

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OTHER INFORMATION

Distributions

The Fund declares distributions from net investment income and pays those distributions annually. Any net capital gain realized by the Fund will be distributed at least annually. Distribution payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

No dividend reinvestment service is provided by the Trust. Financial intermediaries may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial intermediary to determine the availability and costs of the service and the details of participation therein. Financial intermediaries may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes

The Fund generally intends to operate in a manner such that it will not be liable for federal income or excise taxes.

The Fund’s distributions of net investment income and net short-term capital gain are taxable to you as ordinary income. The Fund’s distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local income taxes. Fund distributions may also include a nontaxable return of capital. Return of capital distributions reduce your tax basis in your Fund shares and are treated as gain from the sale of the shares to the extent they exceed your basis.

The F und’s dividends attributable to its “qualified dividend income” ( i.e. , dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain -- a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those shareholders with taxable income exceeding those respective amounts.   A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations -- the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations subject to federal income tax (thus excluding real estate investment trusts) and excludes dividends from foreign corporations -- subject to similar restrictions.  However, dividends a corporate shareholder deducts pursuant to that deduction are subject indirectly to the federal alternative minimum tax.

A distribution reduces the NAV of the Fund's shares by the amount of the distribution. If you purchase shares prior to a distribution, you are taxed on the full amount of the distribution even though it represents a partial return of your investment.

The sale (redemption) of Fund shares is generally taxable for federal income tax purposes. You will recognize a gain or loss on the transaction equal to the difference, if any, between the amount of your net redemption proceeds and your tax basis in the Fund shares. The gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the redemption and any such gain will be taxed to individual and certain other non-corporate shareholders at the 15% or 20% maximum federal income tax rates mentioned above.  Any capital loss arising from the redemption of shares held for six months or less, however, will be treated as long-term capital loss to the extent of the amount of net capital gain distributions with respect to those shares.

The Fund will be required to withhold federal income tax at the rate of 28% on all distributions and redemption proceeds (regardless of the extent to which you realize gain or loss) otherwise payable to you (if you are an

19

individual or certain other non-corporate shareholder) if you fail to provide the Fund with your correct TIN or to make required certifications, or if you have been notified by the Internal Revenue Service that you are subject to backup withholding. Backup withholding is not an additional tax, and any amounts withheld may be credited against your federal income tax liability once you provide the required information or certification. Any foreign shareholders would generally be subject to U.S. tax withholding of 30% (or lower applicable treaty rate) on distributions by the Fund.

This "Taxes" section relates only to federal income tax; the consequences under other tax laws may differ. For further information about the tax effects of investing in the Fund, please see the SAI and consult your tax advisor.

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FINANCIAL HIGHLIGHTS

Financial Highlights are not provided because the Fund had not commenced operations prior to the date of this Prospectus.

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Investment Adviser
Merk Investments LLC
555 Bryant Street #455
Palo Alto, California 94301

Investment Manager
Forum Investment Advisors, LLC
Three Canal Plaza, Suite 600
Portland, Maine 04101

Administrator
Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services)
Three Canal Plaza, Suite 600
Portland, Maine 04101

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Custodian and Transfer Agent
The Bank of New York Mellon Corporation
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm
[                                                      ]

Legal Counsel
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006

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Merk Hard Currency ETF

FOR MORE INFORMATION

Annual/Semi-Annual Reports
Additional information about the Fund’s investments is available in the Fund’s annual/semi-annual reports to shareholders (when available).  In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their last fiscal year.

Statement of Additional Information (“SAI”)
The SAI provides more detailed information about the Fund and is incorporated by reference into, and is legally part of, this Prospectus.

Contacting the Fund
You may obtain free copies of the annual/semi-annual reports (when available) and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Merk Hard Currency ETF
Three Canal Plaza, Suite 600
Portland, Maine 04101
(855) Merk ETF or
(855) 637 5383) (toll free)

The Fund’s Prospectus, SAI and annual/semi-annual reports (when available) and a description of the policies and procedures with respect to the disclosure of the Fund’s portfolio investments, are available without charge on the Fund’s website at:  www.merkfunds.com.

Securities and Exchange Commission Information
You may also review the Fund’s annual/semi-annual reports (when available), the SAI and other information about the Fund at the Public Reference Room of the Securities and Exchange Commission (“SEC”).  The scheduled hours of operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You may obtain copies of this information, for a duplication fee, by e-mailing or writing to:

Public Reference Section
Securities and Exchange Commission
Washington, D. C. 20549-1520
e-mail:publicinfo@sec.gov

Fund information, including copies of the annual/semi-annual reports (when available) and the SAI, is available on the SEC’s website at: www.sec.gov

Distributor
Foreside Fund Services, LLC
www.foreside.com

Investment Company Act File No. 811- 22679

The information in this SAI is not complete and may be changed. The Trust may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer of sale is not permitted.

Statement of Additional Information

, 201 3
Investment Manager: Forum Investment Advisors, LLC Three Canal Plaza, Suite 600 Portland, Maine 04101 Investment Adviser: Merk Investments LLC 555 Bryant Street #455 Palo Alto, California 94301	Merk Hard Currency ETFSM (NYSE Arca: MERK )

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated [              , 2013 ], as it may be amended from time to time, for Merk Hard Currency ETF, a separate series of Forum ETF Trust.

This SAI is not a prospectus and should only be read in conjunction with the Prospectus.  You may obtain the Prospectus without charge by contacting Forum Investment Advisors, LLC (the “ Investment Manager”) in writing at the above address or by telephone at (855) Merk ETF or (855) 637-5383 (toll free).  You may also obtain the Prospectus on the Fund’s website at www.merkfunds.com. This SAI is incorporated by reference into the Fund’s Prospectus.  In other words, it is legally a part of the Prospectus.

Copies of the most recent annual report (when available) may be obtained without charge and upon request, by contacting the Investment Manager at the address or telephone number listed above or on the Fund’s website.

TABLE OF CONTENTS

GENERAL INFORMATION	4
EXCHANGE LISTING AND TRADING	4
INVESTMENT POLICIES AND RISKS	5
A. Security Ratings Information	5
B. Equity Securities	5
C. Fixed-Income Securities	6
D. Foreign Investments	10
E. Foreign Currencies Transactions	11
F. Leverage Transactions	13
G. Illiquid and Restricted Securities	13
H. Other Investment Company Securities and Exchange-Traded Products (“ETPs”)	14
I. Gold and Gold-Related Securities	15
J. Natural Resource-Related Investments	15
K. Temporary Defensive Position and Cash Investments	15
INVESTMENT LIMITATIONS	16
BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS	18
A. Board of Trustees	18
B. Principal Officers of the Trust	21
C. Ownership of Securities of the Manager, Merk and Other Services Companies	21
D. Information Concerning Trust Committees	22
E. Compensation of Trustees and Officers	22
F. Investment Advisory Services	22
G. Distributor	25
H. Other Fund Service Providers	26
PORTFOLIO TRANSACTIONS AND BROKERAGE	27
A. Brokerage Transactions	27
B. Brokerage Selection	27
C. Brokerage with Fund Affiliates	28
D. Securities of "Regula Broker-Dealers"	28
E. Counterparty Risk	28
F. Portfolio Turnover	28
G. Portfolio Holdings	29
H. Book Entry Only System	30
TRANSACTIONS IN CREATION UNITS	30
A. Purchasing Creation Units	31
B. Order for Creation Units	32
C. Transaction Fees	34

D. Redeeming Creation Units	35
E. Settlement of Foreign Securities and Regular Foreign Holidays	36
NET ASSET VALUE	37
TAXATION	37
A. Qualification for Treatment as a Regulated Investment Company	38
B. Fund Distributions	39
C. Certain Tax Rules Applicable to Fund Transactions	40
D. Federal Excise Tax	41
E. Sales of Shares	41
F. Backup Withholding	42
G. State and Local Taxes	42
H. Foreign Taxes	42
OTHER MATTERS	42
A. The Trust and Its Shareholders	42
B. Fund Ownership	43
C. Limitations on Shareholders’ and Trustees’ Liability	43
D. Shareholder Voting Procedures	43
E. Code of Ethics	44
F. Registration Statement	44
G. Financial Statements	44
APPENDIX A - DESCRIPTION OF THE RANGE OF RATINGS	A-1
APPENDIX B - SCHEDULE OF REGULAR FOREIGN HOLIDAYS	B-1
APPENDIX C - TRUST PROXY VOTING PROCEDURES	C-1
APPENDIX D - MERK PROXY VOTING PROCEDURES	D-1

GENERAL INFORMATION

The Merk Hard Currency ETF (the “Fund”) is a non-diversified series of Forum ETF Trust (the “Trust”).  The Fund operates as an exchange-traded fund (an “ETF”) and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended ( including the rules and regulations, SEC interpretations and any exemptive orders or interpretive relief as promulgated thereunder, the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”).

The Fund offers and issues shares at its net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a specified all-cash payment (“ All-Cash Payment ”). Alternatively, the Fund may issue and redeem Creation Units in exchange for a basket of securities (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”). Shares are redeemable by the Fund only in Creation Units, and, generally, in exchange for securities and/or cash. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Creation Units typically are a specified number of shares, generally 50,000 and multiples thereof.

The Fund’s investment adviser is Merk Investments LLC (“Merk”). The Fund’s manager is Forum Investment Advisors, LLC (the “ Investment Manager”). The Fund’s administrator is Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”).

The Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

The Fund is an actively managed ETF. T he Fund is not an i ndex f und and does not seek to replicate the performance of a specified index.

EXCHANGE LISTING AND TRADING

Shares of the Fund are listed for trading and trade throughout the day on NYSE Arca, Inc. (“the Exchange”) and other secondary markets. Shares of the Fund also may be traded on certain foreign exchanges. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of the Fund will continue to be met. The Exchange may, but is not required to, remove the shares of the Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the intra-day net asset value (“iNAV”) of the Fund is no longer calculated or available or (iii) any other event shall occur or condition shall exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of the Fund from listing and trading upon termination of the Fund. In the event the Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you will incur a brokerage commission determined by that financial intermediary.

In order to provide additional information regarding the intra-day value of shares of the Fund, the Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated iNAV for the Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the iNAV and makes no representation or warranty as to the accuracy of the iNAV.

The iNAV is based on the current market value of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the Business Day, as disclosed on the Fund’s website prior to that Business Day’s commencement of trading. A "Business Day" with respect to the Fund is each day the Exchange is open. The Exchange is open for trading Monday through Friday and is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. An inaccuracy in the iNAV could result from various factors, including, but not limited to, the difficulty of pricing instruments on an intraday basis. Therefore, the Fund’s iNAV disseminated during the Exchange trading hours should not be viewed as a real time update of the Fund’s NAV, which is calculated only once a day.

The Trust reserves the right to adjust the share prices of the Fund in the future to maintain convenient trading ranges for investors. Any adjustments may be accomplished through stock splits or reverse stock splits.

INVESTMENT POLICIES AND RISKS

This section supplements, and should be read in conjunction with, the Fund’s Prospectus.  The following are descriptions of permitted investments and investment practices of the Fund and the associated risks.  The Fund may invest in any of the following instruments or engage in any of the following investment practices if such investment or practice is consistent with the Fund’s investment objective.  Please see the Prospectus for a discussion of the Fund’s investment objective, principal investment strategies and principal risks of investing in the Fund.

A. Security Ratings Information

The Fund’s investments in fixed-income, preferred and convertible securities are subject to credit risk relating to the financial condition of the issuers of the securities. The Fund may invest in investment grade debt securities and non-investment grade debt securities. Investment grade means rated in the top four long-term rating categories, or unrated and determined by Merk to be of comparable quality.

The lowest ratings that are investment grade for corporate bonds, including convertible bonds, are “Baa” in the case of Moody’s Investor Service, Inc. (“Moody’s”) and “BBB” in the case of Standard & Poor’s Financial Services, LLC, a division of the McGraw-Hill Companies, Inc. (“S&P”) and Fitch, Inc. (“Fitch”); for preferred stock the lowest ratings are “Baa” in the case of Moody’s and “BBB” in the case of S&P. The Fund may invest up to 5% of its total assets in non-investment grade debt securities. Non-investment grade debt securities (commonly known as “junk bonds”) have significant speculative characteristics and generally involve greater volatility of price than investment grade securities. Unrated securities may not be as actively traded as rated securities. The Fund may retain securities whose rating has been lowered below the lowest permissible rating category (or that are unrated and determined by Merk to be of comparable quality to securities whose rating has been lowered below the lowest permissible rating category) if Merk determines that retaining such security is in the best interests of the Fund. Because a downgrade often results in a reduction in the market price of the security, sale of a downgraded security may result in a loss.

Moody’s, S&P and organizations provide ratings of the credit quality of debt obligations, including convertible securities. A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this Statement of Additional Information (“SAI”). The Fund may use these ratings to determine whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. Securities with the same maturity, interest rate and rating may have different market prices. If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Merk will determine whether the Fund should continue to hold the obligation. To the extent that a rating changes as a result of changes in an organization or its rating system, Merk may attempt to substitute comparable ratings or to use such information to determine whether the Fund should continue to hold the obligation. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. The rating of an issuer reflects potential developments related to the issuer and may not necessarily reflect actual outcomes. An issuer’s current financial condition may be better or worse than a rating indicates.

B. Equity Securities

Common and Preferred Stock.  The Fund may invest in exchange-listed common and preferred stock.  Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends.  Dividends on common stock are not fixed but are declared at the discretion of the issuer.  Common stock generally represents the riskiest investment in a company.  In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer.  Preferred stock typically does not possess voting rights, and its market value may change based on changes in interest rates. The Fund will not invest in any non-U.S. registered equity securities.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease.  Stock values may fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions.  Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments.  The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measure of a company’s worth.  If you invest in the Fund, you should be willing to accept the risks of the stock market and should consider an investment in the Fund only as a part of your overall investment portfolio.

Warrants.  The Fund may invest in warrants.  Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance.  Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer.

Investments in warrants and rights involve certain risks, including the possible lack of a liquid market for the resale of the warrants and rights, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise.  If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts.  The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States.  NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market.  ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country.  (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.)  The Fund may invest in sponsored, exchange-traded depositary receipts in order to obtain exposure to foreign securities markets. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation either to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. The securities underlying ADRs trade on foreign exchanges at times when the U.S. markets are not open for trading. As a result, the value of ADRs representing those underlying securities may change materially at times when the U.S. markets are not open for trading.

The  Fund will not invest in any depositary receipts that Merk deems to be illiquid or for which pricing information is not readily available.

C. Fixed-Income Securities

Money Market Instruments and Other Securities.  The Fund may invest in U.S. dollar and non-U.S. dollar denominated money market instruments and similar securities, including debt obligations issued by the U.S. and foreign national, provincial, state or municipal governments or their political subdivisions or agencies .  The Fund may also invest in (1) money market instruments and similar securities issued by supranational organizations or special purpose entities (“Special Purpose Entities”) designated or supported by governmental entities (e.g., the World Bank and the European Community); (2) non-dollar securities issued by the U.S. government; and (3) foreign corporations.   The Fund may also invest in debt obligations issued by entities that Merk considers to be comparable to entities in the categories enumerated above.   Money market instruments in which the Fund may invest include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities include debt securities, preferred stock or other securities that may be converted into or exchanged for a given amount of common stock of the same or a different issuer during a specified period and at a specified price in the future. A convertible security entitles the holder to receive interest on debt or the dividend on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a company’s capital structure but are usually subordinate to comparable non-convertible securities. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than the underlying common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying common stocks since they have fixed-income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

Investment in convertible securities generally entails less risk than an investment in the issuer’s common stock. Convertible securities are typically issued by smaller capitalization companies whose stock price may be volatile. Therefore, the price of a convertible security may reflect variations in the price of the underlying common stock in a way that nonconvertible debt does not. The extent to which such risk is reduced, however, depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

U.S. and Foreign Government Securities. The Fund may invest in U.S. Government Securities.  U.S. Government Securities include:  (1) U.S. Treasury obligations (which differ only in their interest rates and maturities), (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government (such as securities issued by the Federal Housing Administration (“FHA”), Government National Mortgage Association (“GNMA”), the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the FHA and the Small Business Administration) and (3) securities that are guaranteed by agencies or instrumentalities of the U.S. Government but are not backed by the full faith and credit of the U.S. Government (such as the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal Home Loan Banks).  These U.S. Government-sponsored entities, which although chartered and sponsored by Congress, are not guaranteed nor insured by the U.S. Government.  They are supported by the credit of the issuing agency, instrumentality or corporation.  The range of maturities of U.S. Government Securities is usually three months to thirty years.

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.  Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage backed securities (“MBS”).  The FHFA and the U.S. Treasury (through its agreement to purchase Freddie Mac and Fannie Mae preferred stock) have imposed strict limits on the size of their mortgage portfolios.  While the MBS purchase programs ended in 2010, the U.S. Treasury continues its support for the entities’ capital as necessary to prevent a negative net worth through at least 2012.  While the U.S. Treasury is committed to offset negative equity at Freddie Mac and Fannie Mae through its preferred stock purchases through 2012, no assurance can be given that any Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that Freddie Mac and Fannie Mae will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.

In addition, the problems faced by Fannie Mae and Freddie Mac, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans.  The Obama Administration produced a report to Congress on February 11, 2011, outlining a proposal to wind down Fannie Mae and Freddie Mac by increasing their guarantee fees, reducing their conforming loan limits (the maximum amount of each loan they are authorized to purchase), and continuing progressive limits on the size of their investment portfolio.  Serious discussions among policymakers continue, however, as to whether Freddie Mac and Fannie Mae should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of Freddie Mac and Fannie Mae is in serious question as the U.S. Government considers multiple options.

The Fund may also invest in separated or divided U.S. Government Securities , including “stripped” securities such as interest only (“IO”) and principal only (“PO”) securities .  These instruments represent a single interest, or principal, payment on a U.S. Government Security that has been separated from all the other interest payments as well as the security itself.   While the components of such instruments are drawn from U.S. Government Securities, separated or divided securities may be formed by non-governmental institutions. When the Fund purchases such an instrument, it purchases the right to receive a single payment of a set sum at a known date in the future.  The interest rate on such an instrument is determined by the price the Fund pays for the instrument when it purchases the instrument at a discount under what the instrument entitles the Fund to receive when the instrument matures.  The amount of the discount the Fund will receive will depend upon the length of time to maturity of the separated U.S. Government Security and prevailing market interest rates when the separated U.S. Government Security is purchased.  Separated U.S. Government Securities can be considered zero coupon investments because no payment is made to the Fund until maturity.  The market values of these securities are much more susceptible to change in market interest rates than income-producing securities.  These securities are purchased with original issue discount and such discount is includable as gross income to the Fund shareholder over the life of the security.

The Fund may also purchase certificates not issued by the U.S. Department of the Treasury, which evidence ownership of future interest, principal or interest and principal payments on obligations issued by the U.S. Department of the Treasury.  The actual U.S. Treasury securities will be held by a custodian on behalf of the certificate holder.  These certificates are purchased with original issue discount and are subject to greater fluctuations in market value, based upon changes in market interest rates, than income-producing securities.

Foreign government securities may include direct obligations, as well as obligations guaranteed by the foreign government.

The Fund may invest 80% or more of its assets in foreign government securities.  Securities based on the same currency may be affected similarly by political, economic and business developments, changes and conditions relevant in the markets.  For purposes of the Fund’s concentration policies, the Fund does not consider foreign government securities to be part of any industry but rather treats each foreign government or sovereign as its own industry . Holders of U.S. Government Securities and foreign securities not backed by the full faith and credit of the U.S. or foreign government must look principally to the agency or instrumentality issuing the obligation for repayment and may not be able to assert a claim against the U.S. or foreign government in the event that the agency or instrumentality does not meet its commitment.  No assurance can be given that the U.S. Government or foreign government would provide support if it were not obligated to do so by law.  Neither the U.S. Government, foreign government nor any of its agencies or instrumentalities guarantees the market value of the securities they issue.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, including collateralized mortgage obligations and mortgage pass-through securities.  These securities represent interests in pools of mortgage loans.  The payments of principal and interest on the underlying loans pass through to investors.  Although the underlying mortgage loans are for specified periods of time, such as fifteen to thirty years, the borrowers can, and typically do, repay them sooner.  Thus, the security holders may receive prepayments of principal, in addition to the principal, which is part of the regular monthly payments.

There are three primary types of interest rate related risks associated with mortgage-backed securities.  The first is interest rate risk.  The values of mortgage-backed securities will generally fluctuate inversely with interest rates.  The second is prepayment risk.  This is the risk that borrowers will repay their mortgages earlier than anticipated.  A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest.  Thus, in times of declining interest rates, some higher yielding mortgages might be repaid resulting in larger cash payments to the Fund, and the Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities.  The third is extension risk.  When interest rates rise, prepayments often drop, which should extend the average maturity of the mortgage-backed security.  This makes mortgage-backed securities more sensitive to interest rate changes.

Mortgage-backed securities may also be subject to credit risk.  Payment of principal and interest on most mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by U.S. Government agencies whose obligations are backed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or may be guaranteed by agencies or instrumentalities of the U.S. Government whose obligations are not backed by the full faith and credit of the U.S. Government (such as Fannie Mae or Freddie Mac).  See “U.S. Government Securities.” Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers).  Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Corporate Debt Obligations.  The Fund may invest in U.S. and foreign corporate debt obligations.  Corporate debt obligations include corporate bonds, debentures, notes, commercial paper and other similar corporate debt instruments.  Companies use these instruments to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at maturity.  Commercial paper (short-term unsecured promissory notes) is issued by companies to finance their current obligations and normally has a maturity of less than nine (9)

months.  In addition, the Fund also may invest in corporate debt securities registered and sold in the U.S. by foreign issuers (sometimes called Yankee bonds) and those sold outside the U.S. by foreign or U.S. issuers (sometimes called Eurobonds).

The Fund will typically invest only in corporate bonds that Merk deems to be sufficiently liquid at time of investment. Generally a non-U.S. corporate bond must have $200 million (or an equivalent value if denominated in a currency other than U.S. dollars) or more par amount outstanding and significant par value traded to be considered sufficiently liquid at the time of investment, and a U.S. corporate bond must have $100 million (or an equivalent value if denominated in a currency other than U.S. dollars) or more par amount outstanding and significant par value traded to be considered sufficiently liquid at the time of investment. The Fund may invest in corporate bonds having a lower par amount outstanding to the extent Merk determines such an investment to be appropriate. In any such determination, Merk evaluates the relative creditworthiness of issuers and the relative credit quality of debt issues. Consideration may be given to an issuer’s financial strength, capacity  for timely payment and ability to withstand adverse financial developments.

Junk Bonds.  The Fund may invest up to 5% of its total assets in non-investment grade debt securities, often called junk bonds.  Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s.  Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.  Junk bonds generally offer a higher current yield than that available for higher-grade debt obligations.  However, lower-rated debt obligations involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates.

Variable Amount Master Demand Notes.  Variable amount master demand notes are unsecured demand notes that permit investment of fluctuating amounts of money at variable rates of interest pursuant to arrangements with issuers who meet certain quality criteria.  All variable amount master demand notes acquired by the Fund will be payable within a prescribed notice period not to exceed seven days.

Variable and Floating Rate Securities.  The Fund may invest in variable and floating rate securities.  Fixed-income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates called the underlying index. The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government Securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice.  These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Fund might be entitled to less than the initial principal amount of the security upon the security’s maturity.  The Fund intends to purchase these securities only when Merk believes the interest income from the instrument justifies any principal risks associated with the instrument.  Merk may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that Merk will be able to limit the effects of principal fluctuations and, accordingly, the Fund may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Fund to dispose of the instrument during periods that the Fund is not entitled to exercise any demand rights they may have.  The Fund could, for this or other reasons, suffer a loss with respect to those instruments.  Merk monitors the liquidity of the Fund’s investment in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

Financial Institution Obligations.  The Fund may invest in financial institution obligations.  Obligations of financial institutions include, among other things, negotiable certificates of deposit and bankers’ acceptances, time deposits and other short-term debt obligations.  Certificates of deposit represent an institution’s obligation to repay funds deposited with it that earn a specified interest rate over a given period.  Bankers’ acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade.  Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period.  Certificates of deposit and fixed time deposits, which are payable on the stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund’s performance. Although fixed time deposits do not in all cases have a secondary market, there are no contractual restrictions on the Fund’s right to transfer a beneficial interest in the deposits to third parties.

Risks of Fixed-Income Securities.  Yields on fixed-income securities, including municipal securities, are dependent on a variety of factors, including the general conditions of the fixed-income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue.  Under normal conditions, fixed-income securities with longer maturities tend to offer higher yields and are generally subject to greater price movements than obligations with shorter maturities.

The issuers of debt securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.  The possibility exists therefore that, as a result of bankruptcy, litigation or other conditions, the ability of an issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

Interest Rates.  The market value of the interest-bearing fixed-income securities held by the Fund will be affected by changes in interest rates.  There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. The longer the remaining maturity and duration of a security, the more sensitive the security is to changes in interest rates.  All fixed-income securities, including U.S. Government Securities, can change in value when there is a change in interest rates.  Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of that issuer’s debt securities.  As a result, an investment in the Fund is subject to risk, even if all fixed-income securities in the Fund’s investment portfolio are paid in full at maturity.  In addition, certain fixed-income securities may be subject to extension risk, which refers to the change in total return on a security resulting from an extension or abbreviation of the security’s maturity.

To try to reduce interest rate and credit risk to its portfolio, the Fund typically maintains a weighted average portfolio maturity of less than eighteen months through money market or other short-term debt instruments that are rated in the top three ratings by U.S. nationally recognized ratings services or that Merk considers comparable in quality to instruments rated in the top three ratings. In determining which instruments are comparable in quality to instruments rated in the top three ratings, Merk will evaluate the relative creditworthiness of issuers and the relative credit quality of debt issues. Consideration may be given to an issuer’s financial strength, capacity for timely payment and ability to withstand adverse financial developments as well as any ratings assigned to other instruments issued by that issuer. Positions in common stock, to the extent maintained by the Fund, are disregarded for the purposes of calculating weighted average maturity.

Credit.  The Fund’s investments in fixed-income securities are subject to credit risk relating to the financial condition of the issuers of the securities that the Fund holds.  The Fund may invest in high yield securities that provide poor protection for payment of principal and interest but may have greater potential for capital appreciation than do higher quality securities.  These securities also have greater risk of default or price changes due to changes in the issuers’ creditworthiness than do higher quality securities.  The market for these securities may be thinner and less active than that for higher quality securities, which may affect the price at which the lower rated securities can be sold.  In addition, the market prices of these securities may fluctuate more than the market prices of higher quality securities and may decline significantly in periods of general economic difficulty or rising interest rates.  Under such conditions, the Fund may have to use subjective rather than objective criteria to value its high yield/high risk securities investments accurately and may rely more heavily on the judgment of Merk to do so.

Moody’s, S&P and other organizations provide ratings of the credit quality of debt obligations, including convertible securities.  A description of the range of ratings assigned to various types of bonds and other securities is included in Appendix A to this SAI.  Merk may use these ratings to determine whether to purchase, sell or hold a security.  Ratings are general and are not absolute standards of quality.  Securities with the same maturity, interest rate and rating may have different market prices.  If an issue of securities ceases to be rated or if its rating is reduced after it is purchased by the Fund, Merk will determine whether the Fund should continue to hold the obligation.  Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value.   An issuer’s current financial condition may be better or worse than a rating indicates.

Non-US Dollar Denominated Securities.  The Fund may invest in non-US dollar denominated securities including debt obligations denominated in foreign or composite currencies (such as the European Currency Unit) issued by (1) foreign national, provincial, state or municipal governments or their political subdivisions or agencies ; (2) supranational organizations or Special Purpose Entities designated or supported by governmental entities (e.g., the World Bank and the European Community); (3) non-dollar securities issued by the U.S. Government; and (4) foreign corporations. The Fund may also invest in debt obligations issued by entities that Merk considers to be comparable to entities in the categories enumerated above.

D. Foreign Investments

The Fund may invest in foreign securities.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of: (1) foreign political and economic instability; (2) adverse movements in foreign exchange rates; (3) the imposition or tightening of exchange controls or other limitations on repatriation of foreign capital; and (4) changes in foreign governmental attitudes toward private investment, including potential nationalization, increased taxation or confiscation of the Fund’s assets.

In addition, dividends payable on foreign securities may be subject to foreign withholding taxes, thereby reducing the income available for distribution to you.  Foreign brokerage commissions and custody fees are generally higher than those in the United States.  Foreign accounting, auditing and financial reporting standards differ from those in the United States and therefore, less information may be available about foreign companies than is available about comparable U.S. companies.  Foreign securities also may trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the U.S. dollar value of all foreign currency-denominated securities held by the Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies and the Fund is required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar after the Fund’s income has been earned and computed in U.S. dollars may require that Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, that Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

The value of the Fund’s investments may be affected by inflation, trade deficits, changes in interest rates, budget deficits and low savings rates, political factors and other factors.  Trade deficits often cause inflation making a country’s goods more expensive and less competitive thereby reducing the demand for that country’s currency.   High interest rates tend to increase currency values in the short-term by making such currencies attractive to investors; however, long-term results may be the opposite as high interest rates are often the product of high inflation.  Political instability in a country can also cause a currency to depreciate if it appears that the country is inhospitable to business and foreign investment.  In addition, various central banks may manipulate the exchange rate movements through their own buying and selling and can influence people’s expectation with regard to the direction of exchange rates.

Custody Risk.  Custody risk refers to the risks in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Acquiring, holding and transferring interests in securities by book-entry through any security intermediary is subject to the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship with the intermediary, as well as the laws and contractual provisions governing the relationship between such intermediary and each other intermediary, if any, standing between themselves and the individual security.

Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle. Local agents are held only to the standards of care in the local markets.  Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country's securities market is, the greater the likelihood of custody problems.

E. Foreign Currencies Transactions

The Fund may temporarily hold funds in bank deposits in foreign currencies.  The Fund may conduct foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward foreign currency contract.  Such a forward contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered “derivatives” -- financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).  The Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Fund may enter into forward contracts to hedge against risks arising from securities the Fund owns or anticipates purchasing, or the U.S. dollar value of interest and dividends paid on those securities.   The Fund may collateralize forward contracts with U.S. dollar and non-U.S. dollar denominated securities. To reduce risk to the Fund, Merk continually monitors the creditworthiness of counterparties to the Fund’s transactions and the amount of investments with any single counterparty so that it does not rely too heavily upon one counterparty.

At or before settlement of a forward currency contract, the Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract.  If the Fund makes delivery of the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets of the Fund into the currency.  The Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract, in which case, it will realize a gain or a loss.

The Fund may invest in a combination of forward currency contracts and U.S. dollar-denominated instruments in an attempt to obtain an investment result that is substantially the same as a direct investment in a foreign currency-denominated instrument.  This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the manager is trying to duplicate.  For example, the combination of U.S. dollar-denominated money market instruments with “long” forward currency exchange contracts creates a position economically equivalent to a money market instrument denominated in the foreign currency itself.  Such combined positions are sometimes necessary when the money market in a particular foreign currency is small or relatively illiquid.

For the purpose of hedging, efficient portfolio management, generating income and/or enhancement of returns, the Fund may, from time to time, enter into forward contracts including currency forwards and cross currency forwards (each of which may result in net short currency exposures). The successful use of these transactions will usually depend on the manager’s ability to forecast accurately currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in these transactions; for example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

For hedging purposes, the Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging).  Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of the Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency. The Fund may invest in forward currency contracts for hedging purposes up to an aggregate net notional value of 100% of its net assets (calculated at the time of investment).

The Fund may use forward currency contracts for position hedging if consistent with its policy of trying to expose its net assets to foreign currencies.  The Fund is not required to enter into forward currency contracts for hedging purposes and it is possible that the Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates. It also is possible, under certain circumstances, that the Fund may have to limit its currency transactions to qualify as a “regulated investment company” under the Code.

At or before the maturity of a forward currency contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and terminate its contractual obligation to deliver the currency by buying an “offsetting” contract obligating it to buy, on the same maturity date, the same amount of the currency. If the Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency.

If the Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices. If forward prices go down during the period between the date the Fund enters into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to buy. If forward prices go up, the Fund will suffer a loss to the extent the price of the currency it has agreed to buy exceeds the price of the currency it has agreed to sell.

Since the Fund invests in money market instruments denominated in foreign currencies, it may hold foreign currencies pending investment or conversion into U.S. dollars.  Although the Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Foreign currency transactions involve certain costs and risks.  The Fund incurs foreign exchange expenses in converting assets from one currency to another.  Forward contracts involve a risk of loss if Merk is inaccurate in its prediction of currency movements.  The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for the Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and make delivery of the foreign currency.  The use of forward contracts as a hedging technique does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.  Although forward contracts can reduce the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result from an increase in the value of the currencies.  There is also the risk that the other party to the transaction may fail to deliver currency when due which may result in a loss to the Fund.

The value of the Fund’s investments is calculated in U.S. dollars each day that the NYSE is open for business. As a result, to the extent that the Fund's assets are invested in instruments denominated in foreign currencies and the currencies appreciate relative to the U.S. dollar, the Fund's NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should increase.  If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by the Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of the Fund will be based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in the Fund's assets also will be affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

F. Leverage Transactions

Leverage involves special risks and may involve speculative investment techniques.  Leverage exists when cash made available to the Fund through an investment technique is used to make additional Fund investments.  Leverage transactions include borrowing for other than temporary or emergency purposes, lending portfolio securities, entering into repurchase agreements, dollar rolls and purchasing securities on a when-issued, delayed delivery or forward commitment basis.  The Fund uses these investment techniques only when Merk believes that the leveraging and the returns available to the Fund from investing the cash will provide investors with a potentially higher return.

Senior Securities. Pursuant to Section 18(f)(1) of the 1940 Act, the Fund may not issue any class of senior security or sell any senior security of which it is the issuer, except that the Fund is permitted to borrow from any bank so long as immediately after such borrowings, there is an asset coverage of at least 300% and that in the event such asset coverage falls below this percentage, the Fund will reduce the amount of its borrowings, within 3 days (excluding Sundays and holidays), to an extent that the asset coverage shall be at least 300%.

Borrowing and Reverse Repurchase Agreements. The Fund may borrow money from a bank in amounts up to 33 1/3% of total assets at the time of borrowing to, among other things, finance the purchase of securities for its portfolio. Entering into reverse repurchase agreements, pledging securities, and purchasing securities on a when-issued, delayed delivery or forward delivery basis are subject to this limitation. A reverse repurchase agreement is a transaction in which the Fund sells securities to a bank or securities dealer and simultaneously commits to repurchase the securities from the bank or dealer at an agreed upon date and at a price reflecting a market rate of interest unrelated to the sold securities. An investment of the Fund’s assets in reverse repurchase agreements will increase the volatility of the Fund’s NAV. A counterparty to a reverse repurchase agreement must be a primary dealer that reports to the Federal Reserve Bank of New York or one of the largest 100 commercial banks in the United States.

Securities Lending and Repurchase Agreements.  The Fund may lend portfolio securities in an amount up to 33 1/3% of its total assets to brokers, dealers and other financial institutions.  In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Fund pays in arranging the loan.  The Fund may share the interest it receives on the collateral securities with the borrower.  The terms of the Fund’s loans permit that Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.  Loans are subject to termination at the option of the Fund or the borrower at any time, and the borrowed securities must be returned when the loan is terminated.  The Fund may pay fees to arrange for securities loans.

The Fund may enter into repurchase agreements, which are transactions in which the Fund purchases a security and simultaneously agrees to resell that security to the seller at an agreed upon price on an agreed upon future date, normally, one to seven days later.  If the Fund enters into a repurchase agreement, it will maintain possession of the purchased securities and any underlying collateral.

Securities loans and repurchase agreements must be continuously collateralized and the collateral must have market value at least equal to the value of the Fund’s loaned securities, plus accrued interest or, in the case of repurchase agreements, equal to the repurchase price of the securities, plus accrued interest.

Segregated Assets.  The Fund will comply with SEC guidelines with respect to coverage of certain strategies and, if the guidelines require, it will set aside on its books and records, cash, liquid securities and other permissible assets in a segregated account with the Fund’s custodian in the prescribed amount.  The asset value, which is marked to market daily, will be at least equal to the Fund’s commitments under these transactions less any proceeds or margin on deposit.

G. Illiquid and Restricted Securities

The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. The Fund may not invest more than 15% of its net assets in illiquid securities, which include: (1) repurchase agreements not entitling the holder to payment of principal within seven days; (2) securities which are not readily marketable; and (3) except as otherwise determined by Merk, securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act (sometimes called restricted securities).

An institutional market has developed for certain restricted securities.  Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security.  If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the 1933 Act or other exemptions, Merk may determine that the securities are liquid pursuant to guidelines adopted by the Board.

Limitations on resale may have an adverse effect on the marketability of a security and the Fund also might have to register a restricted security in order to dispose of it, resulting in expense and delay.  The Fund might not be able to dispose of restricted or illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests.  There can be no assurance that a liquid market will exist for any security at any particular time.  Any security, including securities determined by Merk to be liquid, can become illiquid.

Determination of Liquidity.  The Board has the ultimate responsibility for determining whether specific securities are liquid or illiquid and has delegated the function of making determinations of liquidity to Merk, pursuant to guidelines approved by the Board.  Merk determines and monitors the liquidity of Fund assets under management and reports periodically on its decisions to the Board.  Merk takes into account a number of factors in reaching liquidity decisions, including but not limited to:  (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of broker-dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

H. Other Investment Company Securities and Exchange Traded Products (“ETPs”)

The Fund may invest in shares of open-end and closed-end investment companies, to the extent permitted by the 1940 Act . In addition, the Fund may invest in ETFs (which may, in turn, invest in equities, bonds, and other financial vehicles).  ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. Some examples of ETFs are SPDRs®, streetTRACKS®, DIAMONDSSM, NASDAQ 100 Index Tracking StockSM (“QQQs SM”) iShares® and VIPERs®.  The Fund could purchase an ETF to gain exposure to a portion of the U.S. or foreign market.

The Fund, as a shareholder of another investment company, will bear its pro-rata portion of the other investment company’s Advisory fee and other expenses, in addition to its own expenses.

As a shareholder, the Fund must rely on the investment company to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent that the Fund invests in open-end or closed-end investment companies that invest primarily in the securities of companies located outside the U.S., see the risks related to foreign securities described above.

The Fund may invest in other ETPs, including ETFs and ETNs.  The Fund is subject to the same risks as the underlying ETPs because the risks of owning shares of an underlying ETP generally reflect the risks of owning the underlying instruments the ETP is designed to track.  Lack of liquidity in an underlying ETP can result in its value being more volatile than the underlying instruments. To the extent that the Fund invests in any other ETP sponsored by Merk or its affiliates, Merk will waive the management fee of any such ETP sponsored by Merk with respect to the Fund's investment.

The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly.  In addition, because ETFs are listed on national stock exchanges and are traded like stocks listed on an exchange, ETF shares potentially may trade at a discount or a premium. Investments in ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund.  Finally, because the value of ETF shares depends on the demand in the market, Merk may not be able to liquidate the Fund’s holdings at the most optimal time, adversely affecting that Fund’s performance.

The Fund may invest in exchange-traded notes (“ETNs”), which are structured debt securities.  ETNs’ liabilities are unsecured general obligations of the issuer.  Most ETNs are designed to track a particular market segment or index.  ETNs have expenses associated with their operation.  When the Fund invests in an ETN, in addition to directly bearing expenses associated with its own operations, it will bear its pro rata portion of the ETN’s expenses.  The risks of owning an ETN generally reflect the risks of owning the instruments the ETN is designed to track, although lack of liquidity in an ETN could result in it being more volatile than the underlying portfolio of securities.  In addition, because of ETN expenses, compared to owning the underlying securities directly, it may be more costly to own an ETN.  The value of an ETN security also should be expected to fluctuate with the credit rating of the issuer.

I. Gold and Gold-Related Securities

The Fund may invest in gold and gold-related securities. Gold-related securities include ETPs that invest directly in gold bullion, forward contracts and futures contracts. Investments in gold and gold-related securities may be subject to economic factors that are not generally present in other securities not related to the gold industry. Investments related to gold and other precious metals and minerals are considered speculative and are affected by a variety of worldwide economic, financial and political factors.

The gold industry can be significantly affected by international monetary and political developments such as currency devaluations or revaluations, central bank movements, global or regional economic and financial events, or currency exchange rates.

Prices of gold and gold-related securities may fluctuate sharply due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold, changes in industrial and commercial demand, gold sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments.

J. Natural Resource-Related Investments

The Fund may invest in companies involved in the natural resource sector, as well as securities and other instruments whose value is tied to natural resources.  The Fund’s investments in natural resources, securities and other instruments whose value is tied to natural resources and securities of companies involved in the natural resources sector (collectively, “natural resources investments”) may be affected by natural disasters (such as fires and floods), political events affecting access to a natural resource (such as a military coup in a country with control over the resource), monetary policies and interest rates (including inflationary and deflationary signals), trade imbalances, social and political agendas regarding energy use and conservation, activity in the commodities markets, government regulations (both foreign and domestic) that affect the supply of and/or demand for a natural resource and the public’s perception of any and/or all of the above.  The profitability and value of the Fund’s investments in natural resources investments may, therefore, be affected by the same. Although natural resources may at times experience substantial short-term price fluctuations, they are less subject to company-specific risks than are the equity securities of companies in the natural resources sector; as a result, the prices of natural resources may be less volatile than the equity securities of companies in the natural resources sector.  Further, natural resources investments may perform differently than the market as a whole.  To the extent that the Fund makes natural resources investments, therefore, the Fund may perform differently than the overall market. In addition, the Fund may incur higher custody and transaction costs in connection with investments in natural resources and will not realize any income from such investments.

K. Temporary Defensive Position and Cash Investments

The Fund may assume a temporary defensive position and may invest without limit in money market instruments that are of prime quality.  Prime quality money market instruments are those instruments that are rated in one of the two highest short-term rating categories or, if not rated, determined by Merk to be of comparable quality.  The Fund also may invest in prime quality money market instruments pending investment of cash balances.

Money market instruments usually have maturities of one year or less and fixed rates of return.  The money market instruments in which the Fund may invest include U.S. Government Securities, commercial paper, time deposits, bankers acceptances and certificates of deposit issued by domestic banks, corporate notes and short-term bonds and money market mutual funds.  The Fund may only invest in money market mutual funds to the extent permitted by the 1940 Act.

The money market instruments in which the Fund may invest may have variable or floating rates of interest.  These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument.  The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.  These obligations generally are not traded, nor generally is there an established secondary market for these obligations.  To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

INVESTMENT LIMITATIONS

The Trust, on behalf of the Fund, has adopted the following investment policies which are fundamental policies that may not be changed without the affirmative “vote of a majority of the outstanding voting securities of the Fund,” defined by the 1940 Act as “vote of a majority of the outstanding voting securities of the Fund” means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

The Fund’s investment objective is a non-fundamental policy.  Non-fundamental policies may be changed by the Board without shareholder approval.

For purposes of the following fundamental limitations, all percentage limitations apply immediately after a purchase or initial investment.  Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such limitation.  If at any time the Fund’s borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the limitation. As used in this SAI, applicable law includes regulations, exemptions and official interpretations (whether judicial, regulatory or otherwise).

1. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3. The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4. The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.

6. The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7. The Fund will not concentrate (i.e., hold more than 25% of its total assets in the stocks of a single industry).

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund's total assets, at the time of borrowing, from banks and other institutions for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

With respect to the fundamental policy relating to issuing senior securities set forth in (2) above, "senior securities" are defined as fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. The policy in (2) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

With respect to the fundamental policy relating to making loans set forth in (3) above, the 1940 Act does not prohibit the Fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.)

BOARD OF TRUSTEES, MANAGEMENT AND SERVICE PROVIDERS

A. Board of Trustees

The Trust is governed by its Board of Trustees (the "Board") .  The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund’s investment activities, in accordance with federal law, Delaware law and the stated policies of the Fund.  The Board oversees the Trust’s officers and service providers, including the Investment Manager and Merk, based on policies and agreements reviewed and approved by the Board.  In carrying out these responsibilities, the Board regularly interacts with and receives reports from the Trust’s executive officers, senior personnel of the Trust’s service providers and the Trust’s Chief Compliance Officer (“CCO”).  The Board also is assisted by the Trust’s independent auditor (who reports directly to the Trust’s Audit Committee), independent legal counsel and other experts as appropriate, all of whom are selected by the Board.

The Forum family of funds includes the Trust and Forum Funds, a separate trust that is overseen by a different Board of Trustees. The use of separate Boards, each with its own committee structure, allows the Trustees of each Board to focus on the unique issues of the funds they oversee. On occasion, the separate Boards may establish joint committees to address issues of overlapping consequences for the Forum family of funds overseen by each Board.

Board Structure and Related Matters. Trustees who are not interested persons of the Trust , as that term is defined in Section 2(a)(19) of the 1940 Act (“Independent Trustees”), constitute at least two-thirds of the Board members.   David Tucker, an Independent Trustee, serves as Independent Chair of the Board.  The Independent Chair’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other trustees, the Trust’s officers, other management personnel and counsel to the Fund.  The Independent Chair shall perform such other duties as the Board may from time to time determine.

The trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter or procedures approved by the Board that delineates the specific responsibilities of that committee.  The Board has established three standing committees: the Audit Committee, the Nominating Committee and the Qualified Legal Compliance Committee.  The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations.  The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the Fund, the number of funds overseen by the Board, the arrangements for the conduct of the Fund’s operations, the number of trustees, and the Board’s responsibilities.  On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each if its committees, the trustees are able to oversee effectively the number of funds in the complex.

The Board holds four regularly scheduled meetings .  The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings.  The Independent Trustees also hold at least one in-person meeting each quarter during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The trustees are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information.  Each trustee serves until his or her death, resignation or removal and replacement.  The address for all trustees is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine, 04101.  Each trustee oversees one series of the Trust. John Y. Keffer is considered an interested trustee due to his affiliation with the Investment Manager and Atlantic.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund C omplex Overseen by Director	Other Directorships Held by Director
Independent Trustees
David Tucker Born: 1958	Chairman of the Board; Trustee ; Chairman, Nominating Committee and Qualified Legal Compliance Committee	Since 2012	Director, Blue Sky Experience, since 2008; Senior Vice President & General Counsel, American Century Companies 1998-2008.	23	Trustee, Forum Funds

Mark D. Moyer Born: 1959	Trustee ; Chairman, Audit Committee	Since 2012	Chief Financial Officer, Institute of International Education 2008-2011; Chief Financial Officer and Chief Restructuring Officer, Ziff David Media Inc. 2005-2008; Adjunct Professor of Accounting, Fairfield University since 2011.	1	None
Jennifer Brown-Strabley Born: 1964	Trustee	Since 2012	Principal, Portland Global Advisors 1996-2010.	1	None
Interested Trustee
John Y. Keffer Born: 1942	Trustee	Since 2011	Chairman, Atlantic since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company chartered in the State of Maine) since 1997.	23	Trustee, Forum Funds; Director, Wintergreen Fund, Inc.

In addition to the information set forth in the table above, each trustee possesses certain relevant qualifications, experience, attributes or skills.  The following provides additional information about these qualifications and experience.

John Y. Keffer has extensive experience in the investment management industry, including organizational experience as chairman and chief executive officer of a fund service provider; and multiple years of service as a trustee. Mr. Keffer also served as a trustee of Monarch Funds from 2003 to 2009 and Core Trust from 1995 to 2006 and continues to serve as an independent director of Forum Funds and Wintergreen Fund, Inc., each of which is an open-end management investment company.

David Tucker: Mr. Tucker has extensive experience in the investment management industry, including experience in senior management, legal and compliance roles at two large mutual fund complexes; service on various committees of the Investment Company Institute (“ICI”); and director of ICI Mutual (a mutual insurance company sponsored by the investment company industry), including service as chairman of the underwriting, risk and fraud committees of ICI Mutual’s board of directors. Mr. Tucker also serves as director of two charitable organizations in the metropolitan Kansas City area.

Mark D. Moyer: Mr. Moyer has extensive experience with finance, having served as chief financial officer for an integrated media company and a not-for-profit organization. Mr. Moyer also serves as an adjunct professor of accounting at Fairfield University.

Jennifer Brown-Strabley: Ms. Brown-Strabley has experience in the financial services and investment management industry, including experience in fixed income sales and quantitative research for hedge funds and as a principal of a registered investment adviser.

Risk Oversight.  The Board has not established a formal Risk Committee. Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund.   The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund.  The Board performs this risk management oversight directly and, as to certain matters, through its various committees and through the Independent Trustees.  The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Fund.

In general, the Fund’s risks include, among others, investment risk, valuation risk, compliance risk and operational risk.  The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund.  In addition, under the general oversight of the Board, the Investment Manager, Merk, and other service providers have themselves adopted a variety of policies, procedures and controls designed to address particular risks.  Different processes, procedures and controls are employed with respect to different types of risks.  Further, Merk oversees and regularly monitors the Fund’s investments and is responsible for the Fund’s compliance with the Fund’s investment policies and day-to-day oversight of the Fund’s investment operations.

Merk, as part of its responsibilities for the day-to-day investment operations of the Fund, is responsible for day-to-day risk management with respect to those operations.  The Investment Manager is responsible for the day-to-day non-investment operations of the Fund, including oversight of the various service providers to the Trust and ensuring compliance with the requirements of the exemptive order issued by the SEC to the Investment Manager and the Trust dated [          , 2013] (the “Exemptive Order”).  The Exemptive Order, which exempts the Trust, the Investment Manager and the Fund’s distributor from certain provisions of the 1940 Act, is similar to the orders of all other current active ETFs and was necessary in order to allow the Trust to operate. Accordingly, the Board also oversees risk relative to compliance with the Exemptive Order.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons.  Senior officers of the Trust, the Investment Manager, Merk, and the Trust’s CCO regularly report to the Board on a range of matters, including those relating to risk management.  In this regard, the Board periodically receives reports regarding other service providers to the Trust.  On at least a quarterly basis, the Independent Trustees meet with the CCO to discuss matters relating to the Fund’s compliance program.  Further, at least annually, the Board receives a report from the CCO regarding the effectiveness of the Fund’s compliance program.

The Board has delegated responsibilities with respect to the valuation of Trust assets to a "Valuation Committee" as articulated in the Trust's Valuation Policy (the "Valuation Policy"). The Board receives regular reports from the Valuation Committee, which is comprised of the PEO, the PFO, the CCO, a senior Fund Accounting member, a senior representative from the Administrators regulatory administration group and a representative of the investment adviser whose Fund(s) present valuation matters. The Valuation Committee operates pursuant to the Trust's Valuation Policy and Valuation Committee Charter, each as approved by the Board.  The Valuation Committee reports to the Board on the pricing of the Fund's shares and the valuation of the Fund's portfolio securities; recommends, subject to approval by the Board, independent pricing services to provide a  value for Fund assets; makes and monitors fair value determinations pursuant to the Valuation Policy and carries out any other functions delegated to it by the Board relating to the valuation of Fund assets.

The Board also regularly receives reports from the Investment Manager and Merk with respect to the investments and trading of the Fund.  For example, typically, the Board receives reports, presentations and other information from the Investment Manager and Merk on at least an annual basis in connection with the Board’s consideration of the renewal of the Fund’s agreements with the Investment Manager and Merk.  Also, if applicable, the Board receives reports from the Investment Manager, Merk and other service providers in connection with the Board’s consideration of the renewal of any distribution plan of the Fund under Rule 12b-1 under the 1940 Act.  Senior officers of the Trust, the Investment Manager and Merk also report regularly to the Audit Committee on valuation matters, internal controls and accounting and financial reporting policies and practices.  In addition, the Audit Committee receives regular reports from the Trust’s independent auditors on internal control and financial reporting matters.

Trustee Ownership in the Fund and Other Series of the Trust.

Trustees	Dollar Range of Beneficial Ownership in the Fund as of December 31, 2012 (1)	Aggregate Dollar Range of Ownership as of December 31, 2012 in all Funds Overseen by Trustee in Forum Family of Funds
Independent Trustees
David Tucker	None	None
Mark D. Moyer	None	None
Jennifer Brown-Strabley	None	None
Interested Trustees
John Y. Keffer	None	None

(1)	The Fund had not commenced operations prior to the date of the SAI. Accordingly, no trustee owns shares of the Fund.

B. Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business.  As of the date of this SAI, the officers of the Trust, their year of birth, their business address and their principal occupations during the past five years are as set forth below.  Unless otherwise indicated, the address of each officer is c/o Atlantic Fund Services, Three Canal Plaza, Suite 600, Portland, Maine 04101.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Stacey E. Hong Born: 1966	President; Principal Executive Officer	Since 2011	President, Atlantic since 2008; Director, Consulting Services, Foreside Fund Services, 2007.
Karen Shaw Born: 1972	Treasurer; Principal Financial Officer	Since 2011	Senior Manager, Atlantic since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup, 2003-2008.
Christopher A. Madden Born: 1967	Vice President and Secretary	Since 2011	Counsel, Atlantic since 2009; Senior Vice President and Counsel, Citigroup, 2006-2008; Vice President, Citigroup, 2005-2006.
Carlyn Edgar Born: 1963	Chief Compliance Officer	Since 2011	Senior Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.
David Faherty Born: 1970	Vice President	Since 2011	Senior Counsel, Atlantic since 2009; Vice President, Citi Fund Services Ohio, Inc., 2007-2009; Associate Counsel, Investors Bank & Trust Co., 2006-2007.
Michael J. McKeen Born: 1971	Vice President	Since 2011	Senior Manager, Atlantic since 2008; Vice President, Citigroup, 2003-2008.

C. Ownership of Securities of the Investment Manager, Merk and Other Services Companies

As of [           ], no Independent Trustee (or any of his immediate family members) owned beneficially or of record securities of the Investment Manager, Merk or any other investment adviser of the Trust, the Trust’s principal underwriter, or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with any investment adviser or principal underwriter of the Trust.

D. Information Concerning Trust Committees

Audit Committee.  The Trust’s Audit Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust.  It is directly responsible for the appointment, termination, compensation and oversight of work of the independent auditors to the Trust.  In so doing, the Committee reviews the methods, scope and results of the audits and audit fees charged and reviews the Trust’s internal accounting procedures and controls.   The Audit Committee met once during the fiscal year ended March 31, 2013.

Nominating Committee.  The Trust’s Nominating Committee, which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer, constituting all of the Independent Trustees.  Pursuant to a charter adopted by the Board, the Nominating Committee is charged with the duty of nominating all trustees and committee members, and presenting these nominations to the Board.  The Nominating Committee will not consider any nominees for trustee recommended by security holders.  The Nominating Committee met twice during the fiscal year ended March 31, 2013.

Qualified Legal Compliance Committee.  The Qualified Legal Compliance Committee (the “QLCC’), which meets when necessary, consists of Ms. Brown-Strabley and Messrs. Tucker and Moyer, constituting all of the  Independent Trustees.   Pursuant to a charter adopted by the Board, the QLCC evaluates and recommends resolutions to reports from attorneys servicing the Trust regarding evidence of material violations of applicable federal and state law or the breach of fiduciary duties under applicable federal and state law by the Trust or an employee or agent of the Trust.   The QLCC did not meet during the fiscal year ended March 31, 2013.

E. Compensation of Trustees and Officers

The Chairman of the Board is paid an annual fee of $12,000 through August 31, 2013 and an annual fee of $20,000 thereafter, and each other trustee is paid an annual fee of $5,000 for services to the Trust. The trustees and Chairman may receive additional fees for special Board meetings. Each trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a trustee, including travel and related expenses incurred in attending Board meetings. Until such time as the Trust creates a series in addition to the Fund, one-half of Trustee expenses are paid by Atlantic. No officer of the Trust is compensated by the Trust, but officers are reimbursed for travel and related expenses incurred in attending Board meetings held outside of Portland, Maine.

The following table sets forth the estimated fees to be paid to each trustee by the Fund and the Trust for the fiscal year ended March 31, 2014.

Trustee	Compensation from the Fund	Pension or Retirement Benefits	Total Compensation from the Forum Family of Funds
David Tucker	$8,000	N/A	$55,500 1
Mark D. Moyer	$2,500	N/A	$2,500
Jennifer Brown-Strabley	$2,500	N/A	$2,500
John Y. Keffer	$0	N/A	$0 1

1 Reflects estimated compensation received from Forum ETF Trust and Forum Funds

F. Investment Advisory Services

The Investment Manager, a newly registered investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”), is located at Three Canal Plaza, Suite 600, Portland, Maine 04101 and serves as investment manager to the Fund pursuant to a management agreement with the Trust (the “ Investment Manager’s Agreement”) and has overall responsibility for the general management of the Trust and the Fund and continuously reviews and administers the Fund’s overall investment program. The Investment Manager arranges for investment advisory services for the Fund and furnishes office facilities, equipment, services and the personnel necessary to manage the investment program of the Fund. In addition, as sponsor of the Trust and subject to the terms of the Exemptive Order, the Investment Manager ensures compliance with the Exemptive Order. Under the Investment Manager’s Agreement, the Investment Manager furnishes, at its own expense, all services, facilities and personnel necessary in connection with its duties.

The Investment Manager is a Delaware limited liability company and is indirectly wholly owned by John Y. Keffer, an interested trustee of the Trust.

Merk, a registered investment adviser under the Advisers Act, is located at 555 Bryant Street #455, Palo Alto, California 94301 and serves as investment adviser to the Fund pursuant to an investment advisory agreement among the Trust, the Investment Manager and Merk (the “ Investment Adviser’s Agreement”). Merk is responsible for the day-to-day management of, and makes the investment decisions for, the Fund. Subject to the general oversight of the Board and the Investment Manager, Merk is responsible for implementing the Fund’s investment program. Under the Investment Adviser’s Agreement, Merk furnishes, at its own expense, all services, facilities and personnel necessary in connection with its role in managing the Fund’s investments and effecting portfolio transactions for the Fund.

Merk is a Delaware limited liability company.  Axel Merk is the sole Managing Member and owner of Merk.

Information Concerning Accounts Managed by the Portfolio Manager.  The following table provides information regarding other accounts managed by the Fund’s Portfolio Manager as of February 28, 2013:

Name of Portfolio Manager	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Axel Merk	4 $617.1 million	0	0	0	0	0

Conflicts of Interest.   Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•
The management of multiple funds may result in a portfolio manager devoting unequal time and attention to the management of each fund.  Merk may seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.

•
If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Merk has adopted procedures for allocating portfolio transactions across multiple accounts.

•
With respect to securities transactions for the Fund, Merk determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), Merk may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Merk may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

•
Finally, the appearance of a conflict of interest may arise if Merk has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

Merk has adopted certain compliance procedures, which are designed to address these types of conflicts. Merk has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Merk’s Trading Polices and Procedures address trade aggregation and allocation.  Typically when aggregating trades across funds, the size of the trade for each fund is determined by proportional size of the fund and such determination is made pre-trade. Moreover, in aggregated trades each fund receives the average share price and transaction costs are shared on a pro-rata basis.  Additionally, given the nature of

Merk’s investment process and its funds, Merk’s investment management team services are typically not applied individually but collectively to the management of all the funds to which it provides investment advisory services

Compensation of Merk’s portfolio management team is not based upon performance of the funds managed by Merk. Fund performance is not a factor in compensation as it might encourage investment decisions deviating from the Fund’s mandate. To mitigate the potential for conflict to have a team member favor one fund over another, Merk has established procedures, including policies to monitor trading and best execution for all funds.

T here is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Information Concerning Compensation of the Portfolio Manager.  The portfolio manager receives a combination of base compensation and discretionary compensation, comprised of a cash bonus and a deferred compensation program described below.  The methodology used to determine the portfolio manager’s compensation is applied across all accounts managed by the portfolio manager.

Base salary compensation.  Generally, the portfolio manager receives base salary compensation based on the level of his position with Merk.

Discretionary compensation.  In addition to base compensation, the portfolio manager may receive discretionary compensation.

Discretionary compensation can include the following:

•	Cash bonus;

•	Long-Term Incentive Plan: Deferred compensation and retirement plan.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances.  The portfolio manager’s total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors.  Not all factors will be applicable to the portfolio manager and there is no particular weighting or formula for considering the factors.  These factors include, but are not limited to, the following:

•	Risk weighted investment performance of the accounts managed by the portfolio manager.

•	Net income (revenue minus expenses) generated by the accounts managed by the portfolio manager.

•	The dollar amount of assets managed by the portfolio manager.

•	Perceived long-term business potential to Merk of the accounts managed by the portfolio manager.

•	Contribution to other business objectives of Merk.

•	Market compensation survey research by independent third parties.

•	Other qualitative factors, such as contribution to client objectives

•	Overall performance of Merk and the portfolio management team.

Additional Information Regarding Compensation of Mr. Merk. As the sole owner of Merk, compensation to Mr. Merk for his services to the Fund will be allocated out of Merk’s income, which is net revenue minus Merk’s expenses.  Mr. Merk will not receive a performance fee for his services to the Fund.

Portfolio Manager Ownership in the Fund. The Fund had not yet commenced operations prior to the date of this SAI. Accordingly, the Fund’s portfolio manager does not own any shares of the Fund.

Fees.  Pursuant to the Investment Manager’s Agreement, the Investment Manager receives an annual fee from the Fund at a rate of 0.035% of the Fund’s average daily net assets. Pursuant to the Investment Adviser’s Agreement, Merk receives an annual fee from the Fund at a rate of 0.655% of the Fund’s average daily net assets. Merk has contractually agreed to reduce its fee and reimburse Fund expenses to the extent that Total Annual Fund Operating Expenses exceed 0.69% (excluding taxes, interest, portfolio transaction expenses, and extraordinary expenses) through at least July 31, 2014. The contractual waiver may be changed or eliminated only with the consent of the Board.

Fees are accrued daily by the Fund and, if not waived, paid monthly based on average net assets for the prior month.

The Fund had not yet commenced operations prior to the date of this SAI. Accordingly, the Investment Manager and Merk have not yet received fees for their services to the Trust.

Investment Manager’s and Investment   Adviser’s Agreements. The Investment Manager’s Agreement remains in effect for a period of two years from the date of its effectiveness and then the Investment Manager’s Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the trustees who are not parties to the agreement or interested persona of any such party (other than as trustees of the Trust).

The Investment Manager’s Agreement is terminable without penalty by the Trust with respect to the Fund on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, or by the Investment Manager on 60 days’ written notice to the Trust. The Investment Manager’s Agreement terminates immediately upon assignment.

Under the Investment Manager’s Agreement, the Investment Manager is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.   Under the Investment Manager’s Agreement, the Investment Manager is obligated to (a) comply with the terms and conditions of the Exemptive Order and (b) monitor and enforce compliance by Merk with the terms and conditions of the Exemptive Order, including any terms and conditions that may relate to investment activity of Merk with respect to the Fund.

Merk is not affiliated with the Investment Manager or any company affiliated with the Investment Manager.  The Investment Adviser’s Agreement among the Trust, the Investment Manager and Merk remains in effect for a period of two years from the date of its effectiveness, after which the Investment Adviser’s Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the agreements or interested persons of any such party (other than as Trustees of the Trust).

The Investment Adviser’s Agreement is terminable without penalty by the (i) The Board on 60 days’ written notice when authorized either by vote of the Fund’s shareholders or by a majority vote of the Board, (ii) by the Investment Manager on 60 days notice to Merk, or (iii) by Merk on 60 days’ written notice to the Investment Manager.   The Investment Adviser's Agreement is terminable without penalty by the Investment Manager on 30 days’ written notice to the Adviser and the Board, if the Investment Manager finds that the Adviser has failed in a material way to comply with the terms and conditions of the Exemptive Order. The Investment Adviser’s Agreement terminates immediately upon (x) assignment or (y) termination of the Investment Manager’s Agreement.

Under the Investment Adviser’s Agreement, the Merk is not liable for any error of judgment, mistake of law, or in any event whatsoever except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the agreement.  Under the Investment Adviser’s Agreement, Merk is obligated to comply with the terms and conditions of the Exemptive Order.

A discussion summarizing the basis on which the Board approved the Investment Manager’s Agreement and the Investment Adviser’s Agreement will be included in the Fund’s first annual or semi-annual report to shareholders.

The Investment Manager and Merk have executed a Compliance Agreement (a) obligating Merk to comply with the terms and conditions of the Exemptive Order, (b) obligating the Investment Manager to monitor compliance by Merk with the terms and conditions of the Exemptive Order, and (c) establishing the Investment Manager’s power to enforce compliance by Merk with the terms and conditions of the Order.

G. Distributor

Distribution Services.  Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as the principal underwriter) of the shares of the Fund and is located at 3 Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust ,   the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus. Shares in less than Creation Units are not distributed by the Distributor. The Distributor has no obligation to sell any specific quantity of the Fund’s shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust. The Distributor is not affiliated with the Investment Manager, Merk, or their affiliates.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries, the Fund and/or the Investment Manager, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary.

The Fund had not yet commenced operations prior to the date of this SAI. Accordingly, the Distributor has not yet received fees under the Distribution Agreement with the Trust.

Distribution Plan.  The Trust has adopted a Rule 12b-1 plan under which the Fund is authorized to pay to the Distributor or any other entity approved by the Board, including the Investment Manager and Merk, (collectively, “payees”), as compensation for the distribution-related and/or shareholder services provided by such entities, an aggregate fee up to 0.25% of the average daily net assets of the Fund.  The payees may pay any or all amounts received under the Rule 12b-1 plan to other persons for any distribution or service activity conducted on behalf of the Fund.  The Distributor may reimburse certain distribution-related and/or shareholder servicing expenses incurred by the Investment Manager or Merk.

The plan provides that payees may incur expenses for distribution and service activities including, but not limited to: (1) any sales, marketing and other activities primarily intended to result in the sale of that Fund’s shares and (2) providing services to holders of shares related to their investment in the Fund, including without limitation providing assistance in connection with responding to shareholder inquiries regarding that Fund’s investment objective, policies and other operational features, and inquiries regarding shareholder accounts.  Expenses for such activities include compensation to employees and expenses, including overhead and telephone and other communication expenses, of a payee who engages in or supports the distribution of the Fund’s shares or who provides shareholder servicing such as responding to that Fund’s shareholder inquiries regarding the Fund’s operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of the Fund’s shares to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by the Distributor, Investment Manager, Merk or others in connection with the offering of that Fund’s shares for sale to the public.

The plan requires the payees to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the plan and identifying the activities for which those expenditures were made.  The plan obligates the Fund to compensate the Distributor for services and not to reimburse it for expenses incurred.

The plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the Independent Trustees.  The plan further provides that it may not be amended to materially increase the costs which the Trust bears for distribution/shareholder servicing pursuant to the plan without approval by shareholders of the Fund and that other material amendments of the plan must be approved by the Independent Trustees.  The plan may be terminated with respect to the Fund at any time by the Board, by a majority of the Independent Trustees or by shareholders of the Fund.

No distribution fees collected pursuant to the Rule 12b-1 plan are currently charged to the Fund. There are no current plans to impose these fees. However, in the event that distribution fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost a shareholder more than other types of sales charges and will increase the cost of your investment.

H. Other Fund Service Providers

Administrator. Atlantic Fund Administration, LLC provides administration services to the Fund. The principal address of Atlantic is Three Canal Plaza, Portland, Maine 04101. Atlantic is indirectly controlled by its Chairman, John Y. Keffer, a trustee.

Under an agreement with the Trust, Atlantic provides necessary administrative , accounting and compliance services for the maintenance and operations of the Trust and the Fund. Pursuant to the agreement, the Fund pays Atlantic a   fee for its services and certain out-of-pocket costs . The se fees and costs are accrued daily by the Fund and are paid monthly based on the average net assets and costs for the prior month.  At its cost, Atlantic may retain the services of various agents and has retained The Bank of New York Mellon Corporation to provide portfolio accounting and certain tax services.

Custodian and Transfer Agent. The Bank of New York Mellon Corporation (the “Custodian”) serves as custodian and transfer agent for the Fund. The principal address of the Custodian is 101 Barclay Street, New York, NY 10286. Under a custodian agreement with the Trust, the Custodian maintains in separate accounts cash, securities and other assets of the Fund, keeps all necessary related accounts and records and provides certain other services. Upon the order of the Trust, the Custodian delivers assets held by it and makes payments for assets purchased by the Fund. Pursuant to a transfer agency agreement with the Trust, the Custodian acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and acts as dividend disbursing agent of the Trust.

Independent Registered Public Accounting Firm.  [                                                                                                           ] is the independent registered public accounting firm for the Fund and provides audit and tax services. [] audits the annual financial statements of the Fund and provides the Fund with an audit opinion.  [] also reviews certain regulatory filings of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

A. Brokerage Transactions

Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable.  Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down.  Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities.  Generally, the Fund will not pay brokerage commissions for such purchases.  When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession.  The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down.  When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, Merk may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution.  Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund.  Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of Merk and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.  In addition, in some instances the Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order.  Nonetheless, Merk believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Because the Fund is newly organized, it has not incurred brokerage commissions as of the date of this SAI.

B. Brokerage Selection

Merk does not expect to use one particular broker-dealer to effect the Fund’s portfolio transactions. When one or more broker-dealers is believed capable of providing the best combination of price and execution, Merk may not select a broker-dealer based solely on the lowest commission rate available for a particular transaction.  In such cases, Merk may pay a higher commission than otherwise obtainable from other brokers in return for brokerage or research services provided to Merk consistent with Section 28(e) of the 1934 Act”), which provides that Merk may cause the Fund to pay a broker-dealer a commission for effecting a transaction in excess of the amount of commission another broker-dealer would have charged as long as Merk makes a good faith determination that the amount of commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer.  To the extent Merk obtains brokerage and research services that it otherwise would acquire at its own expense, Merk may have an incentive to place a greater volume of transactions or pay higher commissions than would otherwise be the case.

Merk will only obtain brokerage and research services from broker-dealers in arrangements that are consistent with Section 28(e) of the 1934 Act.  The types of products and services that Merk may obtain from broker-dealers through such arrangements will include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.  Merk may use products and services provided by brokers in servicing all of its client accounts and not all such products and services may necessarily be used in connection with the account that paid commissions to the broker-dealer providing such products and services.  Any advisory or other fees paid to Merk are not reduced as a result of the receipt of brokerage and research services.

In some cases Merk may receive a product or service from a broker that has both a “research” and a “non-research” use.  When this occurs, Merk will make a good faith allocation between the research and non-research uses of the product or service.  The percentage of the service that is used for research purposes may be paid for with brokerage commissions, while Merk will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, Merk faces a potential conflict of interest, but Merk believes that its allocation procedures are reasonably designed to appropriately allocate the anticipated use of such products and services to research and non-research uses.

Because the Fund is newly organized, it has not directed any transactions to brokers-dealers pursuant to an agreement or understanding, whereby the broker-dealer provides research or other brokerage services to Merk, as of the date of this SAI.

C. Brokerage with Fund Affiliates

Although not expected, the Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, Merk, or the Distributor for a commission in conformity with the Investment Company Act, the 1934 Act and rules promulgated by the SEC.  Under the Investment Company Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation.  These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “ usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.]

D. Securities of “Regular Broker-Dealers”

The Fund is required to identify any securities of their regular brokers and dealers” (as such term is defined in the Investment Company Act) that the Fund may hold at the close of their most recent fiscal year.  “Regular brokers or dealers” of the Fund are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Fund’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Fund; or (iii) sold the largest dollar amounts of the Fund’s shares.  Because the Fund is newly organized, it has not completed a fiscal year and therefore has not held any securities of its “regular brokers and dealers.”

E . Counterparty Risk

Merk monitors the creditworthiness of counterparties to the Fund’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.

F . Portfolio Turnover

The frequency of portfolio transactions of the Fund (the portfolio turnover rate) will vary from year to year depending on many factors.  From time to time, the Fund may engage in active short-term trading to take advantage of price movements affecting individual issues, groups of issues or markets.  An annual portfolio turnover rate of 100% would occur if all the investments in the Fund were replaced once in a period of one year.  Higher portfolio turnover rates may result in increased brokerage costs to the Fund and a possible increase in short-term capital gains or losses.

Portfolio Turnover Rate is defined under the rules of the SEC as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate.

G . Portfolio Holdings

The Board has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. On each Business Day, before commencement of trading in shares on the Exchange, Merk will disclose on the Fund’s website the identities and quantities of the Fund’s full portfolio holdings as of the end of previous the Business Day.

Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on Form N-CSR within 10 days of the mailing of the annual or semi-annual report (typically no later than 70 days after the end of each period). Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days after the end of such period. You may request a copy of the Fund’s latest semi-annual report to shareholders or a copy of the Fund’s latest Form N-Q which contains the Fund’s portfolio holdings by contacting the Fund at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operations that the Fund has retained them to perform. The Adviser has regular and continuous access to the Fund’s portfolio holdings. In addition, the Administrator, the Custodian, the Distributor, and the Fund Accountant, as well as independent auditors, proxy voting services, mailing services, and financial printers may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis provided the Fund receives reasonable assurance that (1) the information will be kept confidential; (2) no employee or agent will use the information to effect trading or for their personal benefit; and (3) the nature and type of information that any employee or agent, in turn, may disclose to third-parties is limited . The trustees, Trust’s officers, legal counsel to the Trust and to the Independent Trustees, and the Fund’s independent registered public accounting firm may receive such information on an as needed basis provided that the Fund receives similar assurances as those outlined in the preceding sentence. To the extent the Depository Trust Company, the National Securities Clearing Corporation or a national securities exchanges on which a Fund’s Shares are listed have access to nonpublic portfolio holdings information the Trust shall ensure that it operates under terms and conditions substantially similar to industry practice, including applicable agreements, utilized by these registered clearing agencies and securities exchanges.

From time to time, nonpublic information regarding the Fund’s portfolio holdings may also be disclosed to other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available portfolio holdings information will be made only if a Trust officer determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has legitimate business purposes for disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information; (4) limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (5) assume responsibility for any breach of the terms of the confidentiality agreement by its employees; and (6) upon request from the Trust, will return or promptly destroy the information.

The Administrator shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the reasons for determining to permit such disclosure.

The Trust prohibits the receipt of compensation by a Fund, an Adviser, any entity that may receive portfolio holdings information described above or a Recipient in connection with the disclosure of a Fund's nonpublic portfolio holdings information.

The Fund’s portfolio holdings disclosure policy is subject to review by the Fund’s CCO who will report the results of such review at least annually to the Board. Any identified conflict between the interests of shareholders and those of another party resulting from the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

H. Book Entry Only System

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Book Entry.”

DTC Acts as Securities Depository for Shares.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.  DTC, a limited purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates.  DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC.  More specifically, DTC is owned by a number of its DTC Participants and by NYSE and FINRA.  Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants.  Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants).  Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares.  DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee.  Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, and will be the responsibility of such DTC Participants.

The Trust and the Fund have no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law.  Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

TRANSACTIONS IN CREATION UNITS

The Fund sells and redeems Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day.  The Fund will not issue fractional Creation Units.

A Creation Unit is currently an aggregation of 50,000 Shares.  The Board may declare a split or a consolidation in the number of Shares outstanding of the Fund, and make a corresponding change in the number of Shares in a Creation Unit.

To purchase or redeem any Creation Units from the Fund, you must be, or transact through, an Authorized Participant.  In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.”  Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants.  An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of Shares placed with it to be in a particular form.  Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement.  Market disruptions and telephone or other communication failures may impede the transmission of orders.

A. Purchasing Creation Units

Fund Deposit.  The consideration for a Creation Unit of the Fund is the Fund Deposit.  The Fund Deposit will consist of an All-Cash Payment , or a basket of securities to be deposited to purchase a Creation Unit (the "In-Kind Creation Basket") and a Cash Component (described below), as determined by Merk to be in the best interest of the Fund.  Any positions in the Fund’s portfolio that cannot be transferred in kind will be represented by cash in the Cash Component and not in the In-Kind Creation Basket. The Fund expects that Fund Deposits will typically consist of All-Cash Payments.

The Cash Component will typically include a “Balancing Amount” reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket.  If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to the Fund.  By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, the Fund pays the Balancing Amount to the purchaser.  The Balancing Amount ensures that the consideration paid by an investor for a Creation Unit is exactly equal to the value of the Creation Unit.

The Investment Manager or Merk, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the All-Cash Payment for the Fund for that day (based on information about the Fund’s portfolio at the end of the previous Business Day) (subject to amendment or correction).  In the event the Fund requires an In-Kind Creation Basket and Cash Component, the Investment Manager or Merk, in a portfolio composition file sent via the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange, a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be included in the current Fund Deposit for the Fund (based on information about the Fund’s portfolio at the end of the previous Business Day) (subject to amendment or correction).   The Investment Manager or Merk , through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per Creation Unit.

The announced Fund Deposit is applicable for purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.  The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Order Cut-Off Time.  For an order involving a Creation Unit to be effectuated at the Fund’s NAV on a particular day, it must be received by the Distributor by or before the deadline for such order (“Order Cut-Off Time”).  The Order Cut-Off Time for creation and redemption orders for the Fund is generally expected to be 4:00 p.m. Eastern time.  Accordingly, orders are generally expected to be accepted until the close of regular trading on the Exchange on each Business Day, which is usually 4:00 p.m. Eastern time.  On days when the Exchange or bond markets close earlier than normal (such as the day before a holiday), the Order Cut-Off Time is expected to track the Exchange closing and be similarly earlier than normal.

The Fund reserves the right to accept a nonconforming ( i.e. , custom) Fund Deposit.  Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV.  A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and additional cash is included in a Fund Deposit or Fund Redemption (described below) in lieu of such security.  Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the Fund’s NAV on that Business Day.

In all cases, cash and securities should be transferred to the Fund by the “Settlement Date,” which is generally the Business Day immediately following the Business Day the order is placed (the "Transmittal Date") for cash and the third Business Day following the Transmittal Date for securities. Persons placing custom orders or orders involving All-Cash Payment should be aware of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may delay the delivery of cash and securities by the Settlement Date.

Placement of Creation Orders.   All purchase orders must be placed by or through an Authorized Participant.  Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve Bank wire transfer system.  In-kind (portions of) purchase orders will be processed through the Clearing Process when it is available.  The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC.  In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC.  U.S. government securities must be delivered through the Federal Reserve Bank wire transfer system.   Certain orders for the Fund may be made outside the Clearing Process.  In-kind deposits of securities for such orders must be delivered through the Federal Reserve System (for U.S. government securities) or through DTC (for U.S. listed corporate securities).

In the event the Fund requires an In-Kind Creation Basket and a Cash Component in consideration for purchasing a Creation Unit, the Distributor will inform the Investment Manager, Merk, and the Custodian when a purchase order is placed. The Custodian will then inform the appropriate sub-custodian(s). The Authorized Participant will deliver to the appropriate sub-custodian(s), on behalf of itself or the beneficial owner on whose behalf it is acting, the applicable s ecurities (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as determined by the Fund. The In-Kind Creation Basket must be delivered to the accounts maintained at the applicable sub-custodian(s). If applicable, the subcustodian(s) will confirm to the Fund’s custodian that the required In-Kind Creation Basket s ecurities and/or Cash Component have been delivered and the custodian will notify the Investment Manager, Merk and the Distributor. The Distributor will then furnish the Authorized Participant with a confirmation and a Prospectus.

B . Orders for Creation Units

U.S. currency comprising a Fund Deposit must be delivered through the Federal Reserve System by an Authorized Participant. U.S. currency cash (including any All-Cash Payment, Cash Component or “cash in lieu” amount) must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 10:00 a.m., Eastern time, on the Settlement Date. In the event the Fund requires an In-Kind Creation Basket in consideration for purchasing a Creation Unit, U.S. securities must be delivered through the Federal Reserve System (government securities) and through DTC (for corporate and municipal securities) by an Authorized Participant. With respect to any non-U.S. securities or non-U.S. currency, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the Fund Deposit, with any appropriate adjustments as advised by the Fund. Deposit Securities that are non-U.S. securities or currency must be delivered to an account maintained at the applicable local subcustodian(s). Authorized Participants must have appropriate local custodial or sub-custodial accounts in the applicable non-U.S. market in which the Fund operates for delivery and receipt of non-U.S. securities and non-U.S. currency. When a non-U.S. market is closed due to local market holidays, the settlement process for Deposit Securities in that market will not commence until the end of the local holiday period. All questions as to the number of s ecurities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Fund, whose determination shall be final and binding. If the All-Cash Payment and/or In-Kind Creation Basket and Cash Component, as applicable, are not received by the applicable cut-off time set forth above, the creation order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian by 10:00 a.m., Eastern time, on the Settlement Date (for in-kind purchases, generally the third Business Day after the Transmittal Date). If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received by 10:00 a.m., Eastern time, on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom.

The amount of the All- Cash Payment will change as the values of the instruments in the Fund’s portfolio change, or as the instruments in the Fund’s portfolio change and are rebalanced from time to time by Merk in light of the Fund’s investment objective. In the event the Fund requires an In-Kind Creation Basket and a Cash Component in consideration for purchasing a Creation Unit, the securities and the number of each security required for the Fund Deposit will likewise change. From day to day, the amount of the All-Cash Payment, or the composition of the In-Kind Creation Basket, may change as, among other things, corporate actions and investment decisions by Merk are implemented for the Fund’s portfolio.   The Fund reserves the right to permit an Authorized Participant to substitute an amount of cash ("cash in lieu") to replace any prescribed s ecurity in the In-Kind Creation Basket . For example, substitution may be permitted because one or more s ecurities: (1) may be unavailable or may not be available in the quantity needed to make a Fund Deposit; or (2) may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting due to restrictions under U.S. or local securities laws or policies . Brokerage commissions and other expenses incurred by the Fund to acquire a s ecurity not part of the Fund Deposit are expected to be immaterial, and the Investment Manager and Merk may adjust the Transaction Fee to ensure that the Fund collects the extra expenses from the Authorized Participant. All orders involving “cash in lieu” transactions may be treated as “custom” orders and subject to an earlier Order Cut-Off Time.

In the event the Fund requires an In-Kind Creation Basket and Cash Component, the order may be processed using the Clearing Process or outside of the Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Fund, together with such additional information as may be required by the Distributor.  An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.  Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described below.

Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC.  With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket (whether standard or custom) through DTC to the relevant Fund account by 11:00 a.m., Eastern time, (the “DTC Cut-Off Time”) of the Business Day immediately following the Transmittal Date.  The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Settlement Date.  The delivery of securities through DTC must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.  The delivery of government securities through the Federal Reserve System must occur by 3:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor by the Order Cut-Off Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.  If the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by the appointed time, such order may be canceled.  Upon written notice to the Distributor, a canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In Kind Creation Basket and Cash Component.  Except as provided in Appendix C, the delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the order is deemed received by the Distributor. Authorized Participants that submit a canceled order are expected to be liable to the Fund for any losses resulting therefrom.

While, as stated above, Creation Units are generally delivered no later than the third (3 rd ) Business Day following the day on which the order is deemed received by the Distributor, as discussed in Appendix C the Fund may settle Creation Unit transactions on a basis other than the one described above in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

Creation Units may be created in advance of receipt by the Fund of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 110% of the market value, as adjusted by Merk or the Investment Manager, of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”).  Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed.  The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to the Order Cut-Off Time on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.  If the order is not placed in proper form by the appointed time  or federal funds in the appropriate amount are not received by the DTC Cut-Off Time the next Business Day, then the order will be canceled or deemed unreceived and the Authorized Participant effectuating such transaction will be liable to the Fund for any losses resulting therefrom.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash will be required to be deposited with the Fund as necessary to maintain an Additional Cash Deposit equal to at least  110% (as adjusted by Merk or the Investment Manager) of the daily marked to market value of the missing securities.  To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Fund may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction will be liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee (set forth below), any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs.  The Fund will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Fund.  The delivery of Creation Units so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units .  The Fund reserves the absolute right to reject a creation order transmitted to it by the Transfer Agent in respect of the Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of the Fund; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the Fund Deposit would have adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise in the discretion of the Fund, the Investment Manager or Merk have an adverse effect on the Fund or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Fund, Custodian, Distributor, the Investment Manager or Merk make it practically impossible to process creation orders.  Examples of such circumstances include acts of God, public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Investment Manager, Merk, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.

C. Transaction Fees

To compensate the Fund for costs incurred in connection with creation and redemption transactions, investors will be required to pay to the Fund a Transaction Fee as follows:

Fund	Standard Transaction Fee	Variable Charge
Merk Hard Currency ETF	$500*	Up to 2.0%

_______________
*  The Transaction Fee may be higher for transactions outside the Clearing Process.

Fund Deposits consisting of cash value, including an All-Cash Payment, will be subject to a variable charge of up to 2.0% in addition to the standard Transaction Fee.  With cash received from the variable charge, Merk will purchase the necessary securities for the Fund’s portfolio and return any unused portion thereof to the investor. The Standard Transaction Fee (of $500) applies to in-kind purchases of the Fund effected through the Clearing Process on any Business Day, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time).  A Transaction Fee of up to four times the standard fee may apply to creation and redemption transactions that occur outside the Clearing Process, regardless of the number of Creation Units purchased or redeemed that day (assuming, in the case of multiple orders on the same day, that the orders are received at or near the same time).

Merk or the Investment Manager, subject to the approval of the Board, may adjust the Transaction Fee from time to time.  The Standard Creation/Redemption Transaction Fee is based, in part, on the number of holdings in the Fund’s portfolio and may be adjusted on a quarterly basis if the number of holdings increase.  Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation (and Redemption) Baskets to (and from) the account of the Fund.  Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

D. Redeeming Creation Units

Fund Redemptions .  Fund Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day.  The redemption proceeds for a Creation Unit will consist of a basket of securities to be received upon redemption of a Creation Unit (the "In-Kind Redemption Basket")  and a Cash Redemption Amount (as described below), or an All-Cash Payment, in all instances equal to the value of a Creation Unit.  Any positions that cannot be transferred in kind, however, will be represented by cash in the Cash Redemption Amount and not in the In-Kind Redemption Basket. The Fund expects that Fund Redemptions will typically consist of In-Kind Redemption Baskets and a Cash Redemption Amount.

There can be no assurance that there will be sufficient liquidity in Shares in the secondary market to permit assembly of a Creation Unit.  In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Redemption Amount will typically include a Balancing Amount, reflecting the difference, if any, between the NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket.  If the NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the Fund pays the Balancing Amount to the redeeming investor.  By contrast, if the NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the Fund.

The In-Kind Redemption Basket or Cash Value, if different from the In-Kind Creation Basket and All-Cash Payment, will be made available at or about the same time as the All-Cash Payment or In-Kind Creation Basket by the Investment Manager or Merk, in a portfolio composition file sent via the NSCC (subject to amendment or correction).   The Fund reserves the right to accept a nonconforming ( i.e ., custom) Fund Redemption.

In lieu of an In-Kind Redemption Basket and Cash Redemption Amount, Creation Units may be redeemed consisting solely of cash in an amount equal to the NAV of a Creation Unit, which amount is referred to as the All-Cash Payment.  Such redemptions for the Fund will be subject to a variable charge, as explained above under Transaction Fees.

From day to day, the amount of the Cash Value, or the composition of the In-Kind Redemption Basket, may change as, among other things, corporate actions and investment decisions by Merk are implemented for the Fund’s portfolio.  All questions as to the composition of the In-Kind Redemption Basket and the validity, form, eligibility, and acceptance for redemption of any securities shall be determined by the Fund, and the Fund’s determination shall be final and binding.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders .   Redemptions must be placed to the Transfer Agent through an Authorized Participant.  In addition, redemption orders must be processed either through the DTC process or the Clearing Process.

Placement of Redemption Orders Using Clearing Process .  Orders to redeem Creation Units through the Clearing Process are deemed received by the Fund on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed.  Orders deemed received will be effectuated based on the NAV of the Fund as next determined.  An order to redeem Creation Units using the Clearing Process made in proper form but received by the Fund after the Order Cut-Off Time will be deemed received on the next Business Day and will be effected at the NAV next determined on such next Business Day.  The applicable In-Kind Redemption Basket and the Cash Redemption Amount will be transferred to the investor by the third NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process .  Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC.  Such orders are deemed received by the Fund on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Order Cut-Off Time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.  After the Fund has deemed such an order received, the Fund will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and/or any Cash Redemption Amount owed to the redeeming party by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Fund.

Orders involving foreign securities are expected to be settled outside the Clearing Process.  Thus, upon receipt of an irrevocable redemption order, the [Distributor] will notify the Investment Manager, Merk and the Custodian.  The Custodian will then provide information of the redemption to the Fund’s local subcustodian(s).  The redeeming Authorized Participant, or the investor on whose behalf it is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the securities are customarily traded and to which such securities [(and any cash in lieu) can be delivered from the Fund’s accounts at the applicable local subcustodian(s).

The calculation of the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian [and Merk] computed on the Business Day on which a redemption order is deemed received by the Fund.  Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant or an Authorized Participant with the ability to transact through the Federal Reserve System, as applicable, not later than Order Cut-Off Time on the Transmittal Date, and the requisite number of Shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be determined by the Custodian [and Merk] on such Transmittal Date.  If, however, either: (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date.  In such case, the value of the In-Kind Redemption Basket and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the securities in the In-Kind Redemption Basket, the Fund may in its discretion exercise its option to redeem Shares in cash.  In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit.  In either case, the investor will receive the Cash Value equal to the NAV of its Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a Transaction Fee, including a variable charge, if applicable, as described above).

The Fund may also, under certain circumstances and in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the In-Kind Redemption Basket, or cash in lieu of some securities added to the Cash Component, but in no event will the total value of the securities and cash transmitted differ from the aggregate NAV of the Creation Unit redeemed.  For example, an Authorized Participant or an investor for which it is acting may be subject to a legal restriction with respect to a particular security included in the In-Kind Redemption Basket and, therefore, may request cash in lieu of that security.  Redemptions of Fund Shares for the In-Kind Redemption Basket will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific securities in the In-Kind Redemption Basket upon redemptions or could not do so without first registering the securities in the In-Kind Redemption Basket under such laws.  The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

E. Settlement of Foreign Securities and Regular Foreign Holidays

The Fund generally intends to effect deliveries of Creation Units and portfolio securities on a basis of the Transmittal Date (“T”) plus three Business Days ( i.e., days on which the national securities exchange is open) (“T+3”).  The Fund may effect deliveries of Creation Units and portfolio securities on a basis other than T + 3 in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances.  Given that foreign securities settle in accordance with the normal rules of settlement of such securities in the applicable foreign market, coupled with foreign market holiday schedules, Settlement Date may be up to 14 calendar days after the Transmittal Date in certain circumstances.

The ability of the Fund to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market.  In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.  For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays.  In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Fund from delivering securities within normal settlement periods.  The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” ( e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices could affect the information set forth herein at some time in the future.

Because the Fund’s portfolio securities may trade on days that the Fund’s Exchange is closed or on days that are not Business Days for the Fund, Authorized Participants may not be able to redeem their Shares, or to purchase and sell Shares on the Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.

A schedule of regular foreign holidays applicable to the Fund is included in Appendix C.

NET ASSET VALUE

Net asset value is determined as indicated under “How Net Asset Value Is Determined” in the Prospectus. Net asset value will be determined on each Business Day. On any Business Day when the Exchange closes trading early, the Fund may  determine net asset value as of an earlier time. The NAV is determined by taking the market value of the total assets of the Fund, subtracting the liabilities of the Fund, and then dividing the result (net assets) by the number of outstanding shares of the Fund.  The Fund values securities for which market quotations are readily available, including ETFs and certain open-end investment companies, at current market value, except for money-market instruments with a maturity of sixty days or less which may be valued at amortized cost.  Securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the NYSE.  In the absence of sales, such securities are valued at the mean of the last bid and asked price.  Non-exchange traded securities for which quotations are readily available are generally valued at the mean between the current bid and asked price.  Investments in open-end registered investment companies are valued at their NAV. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to value such securities at fair value as determined in good faith using procedures approved by the Board.

TAXATION

The tax information set forth in the Prospectus and in this section relates solely to federal tax law and assumes that the Fund qualifies for treatment as a regulated investment company (“RIC”) under that law (as discussed below).  This information is only a summary of certain key federal income tax considerations affecting the Fund and its shareholders and is in addition to the information provided in the Prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of the Fund or the tax implications to shareholders.  The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

This “Taxation” section is based on the Internal Revenue Code of 1986, as amended, (the “Code”) the regulations thereunder , and Internal Revenue Service (“IRS”) interpretations and similar authority on which the Fund may rely , all as in effect on the date hereof , as well as on court decisions through that date .  Future legislative , regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders.  Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisor as to the federal, state, local and foreign tax provisions applicable to them.

A. Qualification for Treatment as a Regulated Investment Company

The Fund intends, for each taxable year, to qualify for treatment as a RIC.  This qualification does not involve governmental supervision of management or investment practices or policies of the Fund.

The tax year end of the Fund is   March 31, which is the same as the Fund’s fiscal year-end.

Meaning of Qualification.  As a RIC, the Fund will not be subject to federal income tax on the portion of its investment company taxable income ( generally, interest, dividends, the excess of net short-term capital gains over net long-term capital loss , net gains and losses from certain foreign currency transactions and other ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.  To qualify to be taxed as a RIC for a taxable year, the Fund must satisfy the following requirements , among others :

•
The Fund must distribute at least 90% of its investment company taxable income for the taxable year (“Distribution Requirement”). C ertain distributions made by the Fund after the close of its taxable year are considered distributions attributable to that taxable year for purposes of satisfying this requirement .

•
The Fund must derive at least 90% of its gross income for the taxable year from (1) dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from forward contracts) derived from its business of investing in securities or those currencies and (2) net income from an interest in a qualified publicly traded partnership (“QPTP”) (“Gross Income Requirement”). A QPTP is defined as a “publicly traded partnership” (generally, a partnership the interests in which are “traded on an established securities market” or are “readily tradable on a secondary market (or the substantial equivalent thereof)”) that derives less than 90% of its gross income from income described in clause (1).

•
The Fund must satisfy the following asset diversification requirements (“Diversification Requirements”) at the close of each quarter of the Fund’s taxable year: (1) at least 50% of the value of the Fund’s total assets must consist of cash and cash items, g overnment s ecurities, securities of other RICs, and securities of other issuers , with these other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, equity securities of a QPTP being considered voting securities for these purposes ); and (2) no more than 25% of the value of the Fund’s total assets may be invested in (a) the securities of any one issuer (other than Government Securities and securities of other RICs ), (b) the securities (other than the securities of other RICs ) of  two or more issuers that the Fund controls and that are engaged in the same,  similar or related trades or businesses, or (c) the securities of one or more QPTPs.

Failure to Qualify.  If for any tax able year the Fund does not qualify for treatment as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits (except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (as described below) would be subject to federal income tax at the rates for net capital gain - a maximum of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those shareholders with taxable income exceeding those respective amounts, and those dividends would be eligible for the dividends-received deduction available to corporations under certain circumstances). Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. .

Failure to qualify as a RIC would thus have a negative impact on the Fund’s after-tax performance.  It is possible that the Fund will not qualify as a RIC in any given tax able year.

If the Fund fails to satisfy the Gross Income Requirement for any taxable year, it nevertheless will be considered to have satisfied that requirement for that year if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund pays a tax in an amount equal to the excess of its gross income that is not qualifying income for purposes of that requirement over ¹/ 9 of its gross income that is such qualifying income.

If the Fund fails to satisfy either Diversification Requirement at the close of any quarter of its taxable year by reason of a discrepancy existing immediately after its acquisition of any security that is wholly or partly the result of that acquisition during that quarter, it will not lose its status for that quarter as a RIC if the discrepancy is eliminated within 30 days after the quarter’s close. If the Fund fails to satisfy either of the Diversification Requirements (other than a “de minimis” failure, as defined in the Code) for a quarter and the preceding sentence does not apply, it nevertheless will be considered to have satisfied those requirements for that quarter if, among other things, the failure “is due to reasonable cause and not due to willful neglect” and the Fund disposes of the assets that caused the failure within six months after the last day of the quarter in which it identifies the failure in the manner to be prescribed by the IRS; in that case, the Fund will also be liable for a tax equal to the greater of $50,000 or the amount determined by multiplying the net income generated by those assets for the period from the date the failure occurs to the date of disposition thereof by the highest rate of tax applicable to corporations (currently 35%).

B. Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income for each tax year.  These distributions generally will be taxable to you as ordinary income.

A portion of the Fund’s distributions may be treated as “qualified dividend income,” taxable to individuals and certain other non-corporate shareholders at maximum federal tax rate s of 15% for a single shareholder with taxable income not exceeding $400,000 ($450,000 for married shareholders filing jointly) and 20% for those shareholders with taxable income exceeding those respective amounts.  A distribution is treated as qualified dividend income by a shareholder to the extent that (1) the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and certain other requirements are met , and (2) the shareholder meets those requirements with respect to Fund shares on which the distribution is paid.   To the extent that the Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions will not be treated as qualified dividend income.  The Fund’s distributions of dividends that it receive s from real estate investment trusts generally will not constitute qualified dividend income.

The Fund anticipates distributing substantially all of its net capital gain (after reduction for any capital loss carryovers, i.e., unutilized capital losses from prior taxable years) for each taxable year.  These distributions generally will be made only once a year, usually in December, but the Fund may make additional distributions of net capital gain at any time during the year.  These distributions will be taxable to a shareholder as long-term capital gain, regardless of how long the shares have been held .  These distributions do not qualify for the dividends-received deduction or as qualified dividend income.

The Fund may have capital loss carryovers for a  taxable year. C apital loss carryovers may be used to offset any current capital gain (whether short-term or long-term) and will not expire . All capital loss carryovers are listed in the Fund’s financial statements. Any such losses may not be carried back.

Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital.  Return of capital distributions will reduce the shareholder’s tax basis of shares and will be treated as gain from the sale of the shares to the extent the basis would be reduced below zero.

When a shareholder purchase s shares, their NAV may reflect undistributed net investment income or recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund. A distribution of that income or gain (including net gain, if any, from realizing all or part of that appreciation) will be taxable to a shareholder in the manner described above, although the distribution economically constitutes a partial return of capital to the shareholder.

Ordinarily, a shareholder is required to take distributions by the Fund into income in the year in which they are made.  A distribution declared in October, November or December of any year and payable to shareholders of record on a specified date in one of those months, however, is deemed to be paid by the Fund and received by them on December 31 of that year if the distribution is paid by the Fund in January of the following year.

The Fund will send information annually to its shareholders regarding the federal income tax status of distributions made (or deemed made) during the year.

Beginning in 2013, an individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally includes dividends, interest and net gains from the disposition of investment property (including dividends and capital gain distributions the Fund pays), or (2) the excess of the individual’s “modified adjusted gross income” over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their tax advisors regarding the effect, if any, this provision may have on their investment in Fund shares.

C. Certain Tax Rules Applicable to Fund Transactions

Certain foreign currency contracts are considered “Section 1256 contracts” for federal income tax purposes.  Section 1256 contracts held by the Fund at the end of each tax year (and generally for purposes of the Excise Tax discussed below, on October 31 of each year) must be “marked to market” (that is, treated as having been sold at that time for their fair market value) for federal tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss; however, certain foreign currency gains or losses arising from Section 1256 contracts will be treated as ordinary income or loss. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain, which will be includible in investment company taxable income and thus taxable to its shareholders as ordinary income when distributed to them), and to increase the net capital gain the Fund recognizes, even though the Fund may not have closed the transactions and received cash to pay the distributions. The Fund may elect not to have the foregoing rules apply to any “mixed straddle” (that is, a straddle, which the Fund clearly identifies in accordance with applicable regulations, at least one (but not all) of the positions of which are Section 1256 contracts), although doing so may have the effect of increasing the relative proportion of short-term capital gain (distributions of which are taxable to its shareholders as ordinary income) and thus increasing the amount of dividends it must distribute. .

Any forward currency contract or other position entered into or held by the Fund in conjunction with any other position held by that Fund may constitute a “straddle” for federal income tax purposes.  A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.”  In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that:  (1) any loss realized on disposition of one position of a straddle may not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (2) the Fund’s holding period in straddle positions be suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and are non-Section 1256 contracts be treated as 60% long-term and 40% short-term capital loss; and (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses . In addition, the deduction of interest and carrying charges attributable to certain straddle positions may be deferred.  Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles.  In general, the straddle rules described above do not apply to any straddles held by the Fund if all of the offsetting positions consist of Section 1256 contracts.

G ains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest , dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss.  Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a fixed-income security or a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss.  These gains or losses  increase or decrease the amount of the Fund’s investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of that Fund’s net capital gain.

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for federal income tax purposes (a “PFIC”) and the Fund does not make either of the elections described in the following two paragraphs, the Fund may be subject to federal income taxation on a portion of any “excess distribution” it receives from the PFIC or any gain it derives from the disposition of such shares, even if it distributes such income as a taxable dividend to its shareholders.  The Fund may also be subject to additional interest charges in respect of deferred taxes arising from such distributions or gains.  Any tax paid by the Fund as a result of its ownership of shares in a PFIC will not give rise to any deduction or credit to the Fund or to any shareholder.  A PFIC is any foreign corporation (with certain exceptions) that, for the taxable year , either (1) derives at least 75% of its gross income for the taxable year from “passive income” (including interest, dividends, royalties, rents and annuities) or (2) on average, at least 50% of the value (or adjusted tax basis, if elected) of the assets it holds produce , or are held for the production of, “passive income.”

The Fund could elect to “ mark-to-market ” stock in a PFIC.  Under such an election, the Fund would include in gross income (and treat as ordinary income) each taxable year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the Fund’s adjusted basis in the PFIC stock.  The Fund would be allowed a deduction for the excess, if any, of that adjusted basis over that fair market value , but only to the extent of any net mark-to-market gains included by that Fund for prior taxable years.  The Fund’s adjusted basis in the PFIC stock would be adjusted to reflect the amounts included in, or deducted from, income under this election.  Amounts so included , as well as gain realized on the sale or other disposition of the PFIC stock, would be treated as ordinary income.  The deductible portion of any mark-to-market loss, as well as loss realized on the disposition of the PFIC stock to the extent that such loss does not exceed the net mark-to-market gains previously included by that Fund, would be treated as ordinary loss.  The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC stock for which a mark-to-market election has been made.

If the Fund purchases shares in a PFIC and elects to treat the PFIC as a “qualified electing fund,” the Fund would be required to include in its income each year a portion of the ordinary income and net capital gains of the PFIC, even if the income and gains were not distributed to the Fund. Any such income would be subject to the Distribution Requirement and the calendar year Excise Tax distribution requirement described below. In most instances it will be very difficult, if not impossible, to make this election because some of the information required to make this election may not be easily obtainable.

Investors should be aware that the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC and that a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek not to invest in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.

The Fund’s distributions of income from any PFICs will not be eligible for the 15% maximum federal income tax rate on individuals’ “qualified dividend income” described above.

D. Federal Excise Tax

A 4% non-deductible federal excise tax (“Excise Tax”) is imposed on a RIC that fails to distribute in each calendar year an amount equal to at least the sum of: (1) 98.0% of its ordinary income for the calendar year plus; (2) 98.2% of its capital gain net income for the one-year period ended on October 31 of the calendar year. The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year ending in the calendar year.

For purposes of calculating the E xcise T ax, the Fund: (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) excludes foreign currency gains and losses realized or sustained after October 31 of any year in determining the amount of ordinary income for the current calendar year.  The Fund will include foreign currency gains and losses incurred after October 31 in determining ordinary income for the succeeding calendar year.

The Fund intends to make sufficient distributions of its ordinary income and capital gain net income to avoid liability for the E xcise T ax.   Shareholders should note, however, that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid E xcise T ax liability.

E. Sales of Shares

Upon the disposition of shares of the Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. If the Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

F. Backup Withholding

The Fund will be required in certain cases to withhold and remit to the U.S. Department of the Treasury 28% of distributions, and, in the case of failure described in clause (1) below, the proceeds of redemptions of shares (regardless of whether you realize a gain or a loss) otherwise payable to you if you: (1) have failed to provide a correct taxpayer identification number; (2) are subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against a shareholder’s federal income tax liability or refunded.

G. State and Local Taxes

The tax rules of the various states and their local jurisdictions with respect to an investment in the Fund can differ from the federal income tax rules described above.  These state and local rules are not discussed herein.  You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Fund.

H. Foreign Taxes

Investment income received by the Fund from sources within foreign countries and gains that it realizes on the disposition of foreign securities may be subject to foreign income taxes withheld at the source.  The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income.  It is impossible to know the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign issuers, that Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by that Fund.  However, there can be no assurance that the Fund will be able to do so.  Pursuant to this election, each shareholder would be required to (1) include in gross income (in addition to taxable dividends actually received) the pro rata share of foreign taxes paid by the Fund, (2) treat the pro rata share of such foreign taxes as having been paid by the shareholder, and (3) either treat such foreign taxes as a credit against federal income tax or deduct such pro rata share of foreign taxes in computing the taxable income . A shareholder may be subject to rules that limit or reduce the ability to claim a credit to fully deduct for its pro rata share of foreign taxes .

Individual shareholders who have no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each taxable year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event they would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required.  A s hareholder will not be entitled to credit or deduct its allocable portions of foreign taxes the Fund paid if the shareholder has not held that Fund’s shares for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares.  The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its U.S. income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder’s conduct of a U.S. trade or business.

The tax rules of the various foreign countries and their local jurisdictions with respect to an investment in the Fund can differ from the federal income taxation rules described above.  These foreign rules are not discussed herein.  You are urged to consult your tax advisor as to the consequences of foreign tax rules with respect to an investment in the Fund.

OTHER MATTERS

A. The Trust and Its Shareholders

General Information.  The Fund is a separate series of the Trust.  The Trust is an open-end investment management company organized under Delaware law as a statutory trust on June 15, 2011. The Trust’s trust instrument permits the Trust to offer separate series (“funds”) of shares of beneficial interest (“shares”).  The Trust reserves the right to create and issue shares of additional funds.  The Trust and each fund will continue indefinitely until terminated.  Each fund is separate from every other fund, and each share of each fund represents an equal proportionate interest in that fund.  All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto.  The other funds of the Trust are described in one or more separate statements of additional information.

Shareholder Voting and Other Rights.  Each share of the Fund has equal dividend, distribution, liquidation and voting rights.  Shares of all funds of the Trust vote together as a single class, except that if the matter being voted on affects only a particular fund, that fund will vote separately on such matter. Delaware law does not require the Trust to hold annual meetings of shareholders, and it is anticipated that shareholder meetings will be held only when specifically required by federal or state law.  There are no conversion or preemptive rights in connection with shares of the Trust.

All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable.

A shareholder in the Fund is entitled to the shareholder’s pro rata share of all distributions arising from that fund’s assets and, upon redeeming shares, will receive the portion of the fund’s net assets represented by the redeemed shares.

Termination or Reorganization of Trust or Its Series.  The Board may, without prior shareholder approval, change the form of organization of the Trust by merger, consolidation or incorporation, so long as the surviving entity is an open-end management investment company.  Under the trust instrument, the trustees may also, without shareholder vote, sell and convey all or substantially all of the assets of the Trust to another trust, partnership, association or corporation, or cause the Trust to incorporate in the State of Delaware, so long as the surviving entity is an open-end, management investment company that will succeed to or assume the Trust’s registration statement.

Under the trust instrument, the Board may sell or convey the assets of a fund or reorganize such fund into another investment company registered under the 1940 Act without a shareholder vote.

B. Fund Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is a shareholder who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25%
may determine the outcome of any matter affecting and voted on by shareholders of the Fund. As of the date of this SAI, [_________], as the sole initial shareholder of the Fund, is a principal shareholder and control person of the Fund.

C. Limitations on Shareholders’ and Trustees’ Liability

Delaware law provides that the Fund’s shareholders are entitled to the same limitations of personal liability extended to stockholders of private corporations for profit. In addition, the Trust’s trust instrument contains an express disclaimer of shareholder liability for the debts, liabilities, obligations and expenses of the Trust.  The Trust’s trust instrument provides for indemnification out of each fund’s property of any shareholder or former shareholder held personally liable for the obligations of the fund.  The trust instrument also provides that the Trust, on behalf of a fund, shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the Fund is unable to meet its obligations.

The trust instrument provides that the trustees shall not be liable to any person other than the Trust and its shareholders.  In addition, the trust instrument provides that the trustees shall not be liable for any conduct or omission in his capacity as trustee, provided that a trustee is not protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

D. Shareholder Voting Procedures

Copies of the Trust’s and Merk’s shareholder voting procedures are included in Appendices C and D, respectively.  Information regarding how the Fund voted proxies relating to portfolio securities during the twelve-month period ended June 30 is available (1) without charge, upon request, by contacting the Fund at (855) Merk ETF or (855) 637-5383 (toll free) and (2) on the SEC’s website at www.sec.gov.

E. Code of Ethics

The Trust, the Investment Manager and Merk have each adopted a code of ethics under Rule 17j-1 of the 1940 Act which is designed to eliminate conflicts of interest between the Fund and personnel of the Trust , Merk and the Investment Manager.  The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Fund, subject to certain limitations.

F. Registration Statement

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby.  The registration statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by reference to the copy of such contract or other documents filed as exhibits to the registration statement.

G. Financial Statements

The Fund's independent registered public accounting firm, [                                                                                                                                ], audits and reports on the Fund‘s annual financial statements. The financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

APPENDIX A -  DESCRIPTION OF THE RANGE OF RATINGS

Corporate and Municipal Long-Term Bond Ratings

The following descriptions of S&P’s long-term corporate and municipal bond ratings have been published by Standard & Poor’s Financial Service LLC.

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA  - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C - Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB - An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C - A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D - An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to 'D' upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (-) - The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
The following descriptions of Moody’s long-term corporate bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa - Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba - Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B - Obligations rated B are considered speculative and are subject to high credit risk.

Caa - Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca - Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C - Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following descriptions of Moody’s long-term municipal bond ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

Aaa - Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa - Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A - Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa - Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba - Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B - Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa - Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca - Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C - Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Modifiers: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating category from Aa through Caa. The modifier 1 indicates that the issuer or obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following descriptions of Fitch’s long-term corporate bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material credit risk is present. For performing obligations, default risk is commensurate with the issuer being rated with an Issuer Default Risk (“IDR”) in the ranges ‘BB’ to ‘C’. For issuers with an IDR below ‘B’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘B’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have extremely high recovery rates consistent with a Recovery Rating of ‘RR1’ (outstanding recovery prospects given default).

CCC - Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present. For performing obligations, default risk is commensurate with an IDR in the ranges 'B' to 'C'.  For issuers with an IDR below 'CCC', the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above 'CCC', the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a superior recovery rate consistent with a Recovery Rating of 'RR2' (superior recovery prospects given default).

CC - Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. For issuers with an IDR below ‘CC’, the overall credit risk of this obligation is moderated by the expected level of recoveries should a default occur. For issuers with an IDR above ‘CC’, the overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, but the rated obligation is expected to have a good recovery rate consistent with a Recovery Rating of ‘RR3’ (good recovery prospects given default).

C - Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk. For performing obligations, default risk is commensurate with an IDR in the ranges ‘B’ to ‘C’. The overall credit risk of this obligation is exacerbated by the expected low level of recoveries should a default occur. For non-performing obligations, the obligation or issuer is in default, or has deferred payment, and the rated obligation is expected to have an average, below-average or poor recovery rate consistent with a Recovery Rating of ‘RR4’ (average recovery prospects given default), 'RR5' (below average recovery prospects given default) or ‘RR6’ (poor recovery prospects given default).

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or Minus (-) The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The terms "investment grade" and "speculative grade" have established themselves over time as shorthand to describe the categories 'AAA' to 'BBB' (investment grade) and ‘BB’ to ‘D’ (speculative grade). The terms "investment grade" and "speculative grade" are market conventions, and do not imply any recommendation or endorsement of a specific security for investment purposes. "Investment grade" categories indicate relatively low to moderate credit risk, while ratings in the "speculative" categories either signal a higher level of credit risk or that a default has already occurred.

The following descriptions of Fitch’s long-term municipal bond ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

AAA – Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B: Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC - Very high levels of credit risk. ‘CC’ ratings indicate default of some kind appears probable.

C - Exceptionally high levels of credit risk. ‘C’ ratings indicate default appears imminent or inevitable.

D –Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults – “Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation's documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Writedowns - Where an instrument has experienced an involuntary and, in the agency's opinion, irreversible “writedown” of principal (i.e. other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where the agency believes the “writedown” may prove to be temporary (and the loss may be "written up" again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “writedown” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “writedown” later be deemed as irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.
In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

Plus (+) or Minus (-) - The modifiers “+” or “-”may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or to Long-Term Rating categories below ‘B’.

Municipal Short-Term Bond Ratings

The following descriptions of S&P’s short-term municipal ratings have been published by Standard & Poor’s Financial Service LLC.

SP-1 - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 - Speculative capacity to pay principal and interest.
The following descriptions of Moody’s short-term ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

MIG 1 - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

The following descriptions of Fitch’s short-term ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1: Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2: Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High short-term default risk. Default is a real possibility.

RD: Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

Commercial Paper Ratings

The following descriptions of S&P’s commercial paper ratings have been published by Standard & Poor’s Financial Service LLC.

A-1 - A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2 - A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3 - A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B - A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1 - A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2 - A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3 - A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C - A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D - A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation , including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings – S&P assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The following descriptions of Moody’s commercial paper ratings have been published by Moody's Investors Service, Inc. and Moody’s Analytics Inc.

P-1 - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

The following descriptions of Fitch’s commercial paper ratings have been published by Fitch Inc. and Fitch Ratings Ltd.

F1 - Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2 - Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3 - Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B – Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C - High short-term default risk. Default is a real possibility.

RD – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D –Default. Indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

The modifiers “+” r “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

APPENDIX B -  SCHEDULE OF REGULAR FOREIGN HOLIDAYS

Argentina

01 January 2013	11 February 2013	12 February 2013	20 February 2013	28 March 2013
29 March 2013	01 April 2013	02 April 2013	01 May 2013	20 June 2013
21 June 2013	09 July 2013	19 August 2013	14 October 2013	06 November 2013
25 November 2013	25 December 2013

Australia

01 January 2013	28 January 2013	04 March 2013	11 March 2013	28 March 2013
29 March 2013	01 April 2013	25 April 2013	06 May 2013	10 June 2013
05 August 2013	07 October 2013	05 November 2013	24 December 2013	25 December 2013
26 December 2013	31 December 2013

Austria

01 January 2013	29 March 2013	01 April 2013	01 May 2013	09 May 2013
20 May 2013	30 May 2013	15 August 2013	01 November 2013	24 December 2013
25 December 2013	26 December 2013	31 December 2013

Bahrain

01 January 2013	23 January 2013	01 May 2013	07 August 2013	08 August 2013
14 October 2013	15 October 2013	16 October 2013	04 November 2013	12 November 2013
13 November 2013	16 December 2013	17 December 2013

Bangladesh

21 February 2013	17 March 2013	26 March 2013	14 April 2013	01 May 2013
23 May 2013	25 June 2013	01 July 2013	06 August 2013	08 August 2013
15 August 2013	28 August 2013	14 October 2013	15 October 2013	16 October 2013
17 October 2013	14 November 2013	16 December 2013	25 December 2013	31 December 2013

Belgium

01 January 2013	29 March 2013	01 April 2013	01 May 2013	09 May 2013
20 May 2013	15 August 2013	01 November 2013	11 November 2013	25 December 2013
26 December 2013

Benin

01 January 2013	01 April 2013	01 May 2013	09 May 2013	20 May 2013
07 August 2013	15 August 2013	01 November 2013	15 November 2013	25 December 2013

Bermuda

01 January 2013	29 March 2013	24 May 2013	17 June 2013	01 August 2013
02 August 2013	02 September 2013	11 November 2013	25 December 2013	26 December 2013

Botswana

01 January 2013	02 January 2013	29 March 2013	01 April 2013	01 May 2013
09 May 2013	17 May 2013	01 July 2013	15 July 2013	16 July 2013
30 September 2013	01 October 2013	25 December 2013	26 December 2013

Brazil

01 January 2013	25 January 2013	11 February 2013	12 February 2013	13 February 2013
29 March 2013	01 May 2013	30 May 2013	09 July 2013	15 November 2013
20 November 2013	24 December 2013	25 December 2013	31 December 2013

Bulgaria

01 January 2013	01 May 2013	02 May 2013	03 May 2013	06 May 2013
11 May 2013	24 May 2013	06 September 2013	14 December 2013	24 December 2013
25 December 2013	26 December 2013	31 December 2013

Burkina Faso

01 January 2013	01 April 2013	01 May 2013	09 May 2013	20 May 2013
07 August 2013	15 August 2013	01 November 2013	15 November 2013	25 December 2013

Canada

01 January 2013	02 January 2013	18 February 2013	29 March 2013	20 May 2013
24 June 2013	01 July 2013	05 August 2013	02 September 2013	14 October 2013
11 November 2013	25 December 2013	26 December 2013

Cayman Islands

01 January 2013	21 January 2013	18 February 2013	29 March 2013	27 May 2013
04 July 2013	02 September 2013	14 October 2013	11 November 2013	28 November 2013
25 December 2013

Channel Islands

21 January 2013	18 February 2013	29 March 2013	01 April 2013	01 May 2013
06 May 2013	27 May 2013	04 July 2013	26 August 2013	02 September 2013
14 October 2013	11 November 2013	28 November 2013	25 December 2013	26 December 2013

Chile

01 January 2013	29 March 2013	01 May 2013	21 May 2013	16 July 2013
15 August 2013	18 September 2013	19 September 2013	20 September 2013	31 October 2013
01 November 2013	25 December 2013	31 December 2013

China – Shanghai

01 January 2013	02 January 2013	03 January 2013	21 January 2013	11 February 2013
12 February 2013	13 February 2013	14 February 2013	15 February 2013	18 February 2013
29 March 2013	04 April 2013	05 April 2013	29 April 2013	30 April 2013
01 May 2013	27 May 2013	10 June 2013	11 June 2013	12 June 2013
04 July 2013	02 September 2013	19 September 2013	20 September 2013	01 October 2013
02 October 2013	03 October 2013	04 October 2013	07 October 2013	14 October 2013
11 November 2013	28 November 2013	25 December 2013

China – Shenzhen

01 January 2013	02 January 2013	03 January 2013	11 February 2013	12 February 2013
13 February 2013	14 February 2013	15 February 2013	29 March 2013	01 April 2013
04 April 2013	05 April 2013	29 April 2013	30 April 2013	01 May 2013
17 May 2013	10 June 2013	11 June 2013	12 June 2013	01 July 2013
19 September 2013	20 September 2013	01 October 2013	02 October 2013	03 October 2013
04 October 2013	07 October 2013	14 October 2013	25 December 2013	26 December 2013

Colombia

01 January 2013	07 January 2013	25 March 2013	28 March 2013	29 March 2013
01 May 2013	13 May 2013	03 June 2013	10 June 2013	01 July 2013
07 August 2013	19 August 2013	14 October 2013	04 November 2013	11 November 2013
25 December 2013

Costa Rica

01 January 2013	28 March 2013	29 March 2013	11 April 2013	01 May 2013
25 July 2013	02 August 2013	15 August 2013	25 December 2013	31 December 2013

Croatia

01 January 2013	29 March 2013	01 April 2013	01 May 2013	30 May 2013
25 June 2013	05 August 2013	15 August 2013	08 October 2013	01 November 2013
24 December 2013	25 December 2013	26 December 2013	31 December 2013

Cyprus

01 January 2013	18 March 2013	25 March 2013	01 April 2013	01 May 2013
03 May 2013	06 May 2013	07 May 2013	24 June 2013	15 August 2013
01 October 2013	28 October 2013	24 December 2013	25 December 2013	26 December 2013

Czech Republic

01 January 2013	01 April 2013	01 May 2013	08 May 2013	05 July 2013
28 October 2013	24 December 2013	25 December 2013	26 December 2013

Denmark

01 January 2013	28 March 2013	29 March 2013	01 April 2013	26 April 2013
09 May 2013	10 May 2013	20 May 2013	05 June 2013	24 December 2013
25 December 2013	26 December 2013	31 December 2013

Ecuador

01 January 2013	11 February 2013	12 February 2013	29 March 2013	01 May 2013
24 May 2013	25 July 2013	09 August 2013	11 October 2013	06 December 2013
25 December 2013

Egypt

01 January 2013	07 January 2013	24 January 2013	25 April 2013	01 May 2013
05 May 2013	06 May 2013	01 July 2013	23 July 2013	08 August 2013
06 October 2013	14 October 2013	15 October 2013	16 October 2013	05 November 2013

Estonia

01 January 2013	29 March 2013	01 April 2013	01 May 2013	09 May 2013
24 June 2013	20 August 2013	24 December 2013	25 December 2013	26 December 2013

Euromarkets

01 January 2013	25 December 2013

Finland

01 January 2013	28 March 2013	29 March 2013	01 April 2013	01 May 2013
09 May 2013	21 June 2013	06 December 2013	24 December 2013	25 December 2013
26 December 2013	31 December 2013

France

01 January 2013	29 March 2013	01 April 2013	01 May 2013	08 May 2013
09 May 2013	20 May 2013	15 August 2013	01 November 2013	11 November 2013
25 December 2013	26 December 2013

Germany

01 January 2013	29 March 2013	01 April 2013	01 May 2013	09 May 2013
20 May 2013	30 May 2013	03 October 2013	24 December 2013	25 December 2013
26 December 2013	31 December 2013

Ghana

01 January 2013	06 March 2013	29 March 2013	01 April 2013	01 May 2013
01 July 2013	08 August 2013	15 October 2013	06 December 2013	25 December 2013
26 December 2013

Greece

01 January 2013	18 March 2013	25 March 2013	29 March 2013	01 April 2013
01 May 2013	03 May 2013	06 May 2013	24 June 2013	15 August 2013
28 October 2013	24 December 2013	25 December 2013	26 December 2013

Guinea Bissau

01 January 2013	01 April 2013	01 May 2013	09 May 2013	20 May 2013
07 August 2013	15 August 2013	01 November 2013	15 November 2013	25 December 2013

Hong Kong

01 January 2013	11 February 2013	12 February 2013	13 February 3013	29 March 2013
01 April 2013	04 April 2013	01 May 2013	17 May 2013	12 June 2013
01 July 2013	20 September 2013	01 October 2013	14 October 2013	25 December 2013
26 December 2013

Hungary

01 January 2013	15 March 2013	01 April 2013	01 May 2013	20 May 2013
19 August 2013	20 August 2013	24 August 2013	23 October 2013	01 November 2013
07 December 2013	21 December 2013	24 December 2013	25 December 2013	26 December 2013
27 December 2013

Iceland

1 January 2013	28 March 2013	29 March 2013	1 April 2013	25 April 2013
1 May 2013	9 May 2013	20 May 2013	17 June 2013	5 August 2013
24 December 2013	25 December 2013	26 December 2013	31 December 2013

India

25 January 2013	19 February 2013	27 March 2013	29 March 2013	01 April 2013
11 April 2013	19 April 2013	24 April 2013	01 May 2013	09 August 2013
15 August 2013	09 September 2013	30 September 2013	02 October 2013	16 October 2013
04 November 2013	14 November 2013	25 December 2013

Indonesia

01 January 2013	24 January 2013	12 March 2013	29 March 2013	09 May 2013
06 June 2013	05 August 2013	06 August 2013	07 August 2013	08 August 2013
09 August 2013	14 October 2013	15 October 2013	05 November 2013	25 December 2013
26 December 2013	31 December 2013

Ireland

01 January 2013	21 January 2013	18 February 2013	18 March 2013	29 March 2013
01 April 2013	01 May 2013	06 May 2013	27 May 2013	04 July 2013
12 July 2013	26 August 2013	02 September 2013	14 October 2013	11 November 2013
28 November 2013	25 December 2013	26 December 2013

Israel

22 January 2013	24 February 2013	25 March 2013	26 March 2013	31 March 2013
01 April 2013	15 April 2013	16 April 2013	14 May 2013	15 May 2013
16 July 2013	04 September 2013	05 September 2013	06 September 2013	13 September 2013
18 September 2013	19 September 2013	25 September 2013	26 September 2013

Italy

01 January 2013	29 March 2013	01 April 2013	25 April 2013	01 May 2013
15 August 2013	01 November 2013	24 December 2013	25 December 2013	26 December 2013
31 December 2013

Ivory Coast

01 January 2013	01 April 2013	01 May 2013	09 May 2013	20 May 2013
07 August 2013	15 August 2013	01 November 2013	15 November 2013	25 December 2013

Japan

01 January 2013	02 January 2013	03 January 2013	14 January 2013	11 February 2013
20 March 2013	29 April 2013	03 May 2013	06 May 2013	15 July 2013
16 September 2013	23 September 2013	14 October 2013	04 November 2013	23 December 2013
31 December 2013

Jordan

01 January 2013	24 January 2013	01 May 2013	07 August 2013	08 August 2013
14 October 2013	15 October 2013	16 October 2013	17 October 2013	04 November 2013
25 December 2013

Kazakhstan

01 January 2013	02 January 2013	07 January 2013	08 March 2013	21 March 2013
22 March 2013	01 May 2013	07 May 2013	09 May 2013	30 August 2013
16 December 2013	17 December 2013

Kenya

01 January 2013	29 March 2013	01 April 2013	01 May 2013	08 August 2013
15 October 2013	21 October 2013	12 December 2013	25 December 2013	26 December 2013

Kuwait

01 January 2013	24 January 2013	25 February 2013	26 February 2013	04 June 2013
07 August 2013	08 August 2013	14 October 2013	15 October 2013	16 October 2013
17 October 2013	04 November 2013

Latvia

01 January 2013	29 March 2013	01 April 2013	01 May 2013	06 May 2013
09 May 2013	24 June 2013	18 November 2013	14 December 2013	23 December 2013
24 December 2013	25 December 2013	26 December 2013	28 December 2013	30 December 2013
31 December 2013

Lebanon

1 January 2013	24 January 2013	9 February 2013	25 March 2013	29 March 2013
1 May 2013	3 May 2013	8 August 2013	9 August 2013	15 August 2013
15 October 2013	16 October 2013	4 November 2013	13 November 2013	22 November 2013
25 December 2013

Lithuania

01 January 2013	11 March 2013	29 March 2013	01 April 2013	01 May 2013
09 May 2013	24 July 2013	15 August 2013	01 November 2013	24 December 2013
25 December 2013	26 December 2013	31 December 2013

Luxembourg

01 January 2013	29 March 2013	01 April 2013	01 May 2013	09 May 2013
20 May 2013	15 August 2013	01 November 2013	24 December 2013	25 December 2013
26 December 2013

Malaysia

01 January 2013	24 January 2013	28 January 2013	01 February 2013	11 February 2013
12 February 2013	01 May 2013	24 May 2013	08 August 2013	09 August 2013
16 September 2013	15 October 2013	05 November 2013	25 December 2013

Mali

01 January 2013	01 April 2013	01 May 2013	09 May 2013	20 May 2013
07 August 2013	15 August 2013	01 November 2013	15 November 2013	25 December 2013

Malta

01 January 2013	19 March 2013	29 March 2013	01 April 2013	01 May 2013
07 June 2013	15 August 2013	13 December 2013	25 December 2013	26 December 2013

Mauritius

01 January 2013	02 January 2013	01 February 2013	12 March 2013	11 April 2013
01 May 2013	09 August 2013	10 September 2013	01 November 2013	25 December 2013

Mexico

Morocco

01 January 2013	11 January 2013	01 May 2013	30 July 2013	14 August 2013
20 August 2013	21 August 2013	06 November 2013	18 November 2013

Namibia

01 January 2013	21 March 2013	29 March 2013	01 April 2013	01 May 2013
17 May 2013	26 August 2013	10 December 2013	25 December 2013	26 December 2013

Netherlands

01 January 2013	29 March 2013	01 April 2013	30 April 2013	01 May 2013
09 May 2013	20 May 2013	25 December 2013	26 December 2013

New Zealand

01 January 2013	02 January 2013	21 January 2013	28 January 2013	06 February 2013
29 March 2013	01 April 2013	25 April 2013	03 June 2013	28 October 2013
25 December 2013	26 December 2013

Niger

01 January 2013	01 April 2013	01 May 2013	09 May 2013	20 May 2013
07 August 2013	15 August 2013	01 November 2013	15 November 2013	25 December 2013

Nigeria

01 January 2013	24 January 2013	29 March 2013	01 April 2013	01 May 2013
29 May 2013	08 August 2013	01 October 2013	15 October 2013	25 December 2013
26 December 2013

Norway

01 January 2013	27 March 2013	28 March 2013	29 March 2013	01 April 2013
01 May 2013	09 May 2013	17 May 2013	20 May 2013	24 December 2013
25 December 2013	26 December 2013	31 December 2013

Oman

24 January 2013	06 June 2013	23 July 2013	08 August 2013	11 August 2013
12 August 2013	15 October 2013	16 October 2013	17 October 2013	04 November 2013
18 November 2013	19 November 2013

Pakistan

01 January 2013	24 January 2013	01 May 2013	01 July 2013	08 August 2013
09 August 2013	14 August 2013	15 October 2013	16 October 2013	17 October 2013
13 November 2013	14 November 2013	25 December 2013

Palestinian Autonomous Area

01 January 2013	07 January 2013	24 January 2013	01 May 2013	06 June 2013
11 August 2013	12 August 2013	16 October 2013	17 October 2013	20 October 2013
05 November 2013	25 December 2013

Peru

01 January 2013	28 March 2013	29 March 2013	01 May 2013	29 July 2013
30 August 2013	08 October 2013	01 November 2013	25 December 2013

Philippines

01 January 2013	28 March 2013	29 March 2013	09 April 2013	01 May 2013
12 June 2013	21 August 2013	26 August 2013	01 November 2013	24 December 2013
25 December 2013	30 December 2013	31 December 2013

Poland

01 January 2013	29 March 2013	01 April 2013	01 May 2013	03 May 2013
30 May 2013	15 August 2013	01 November 2013	11 November 2013	24 December 2013
25 December 2013	26 December 2013	31 December 2013

Portuga l

01 January 2013	12 February 2013	29 March 2013	01 April 2013	25 April 2013
01 May 2013	10 June 2013	13 June 2013	15 August 2013	24 December 2013
25 December 2013	26 December 2013	31 December 2013

Qatar

01 January 2013	12 February 2013	03 March 2013	08 August 2013	11 August 2013
12 August 2013	15 October 2013	16 October 2013	17 October 2013	18 December 2013

Romania

01 January 2013	02 January 2013	01 May 2013	06 May 2013	24 June 2013
15 August 2013	25 December 2013	26 December 2013

Russia

01 January 2013	02 January 2013	03 January 2013	04 January 2013	07 January 2013
08 January 2013	22 February 2013	07 March 2013	08 March 2013	30 April 2013
01 May 2013	02 May 2013	03 May 2013	08 May 2013	09 May 2013
10 May 2013	11 June 2013	12 June 2013	04 November 2013

Saudi Arabia

10 August 2013	11 August 2013	12 August 2013	13 August 2013	14 August 2013
23 September 2013	12 October 2013	13 October 2013	14 October 2013	15 October 2013
16 October 2013

Senegal

01 January 2013	01 April 2013	01 May 2013	09 May 2013	20 May 2013
07 August 2013	15 August 2013	01 November 2013	15 November 2013	25 December 2013

Serbia

01 January 2013	02 January 2013	07 January 2013	15 February 2013	01 May 2013
02 May 2013	03 May 2013	06 May 2013	11 November 2013

Singapore

01 January 2013	11 February 2013	12 February 2013	29 March 2013	01 May 2013
24 May 2013	08 August 2013	09 August 2013	15 October 2013	04 November 2013
25 December 2013

Slovakia

01 January 2013	29 March 2013	01 April 2013	01 May 2013	08 May 2013
05 July 2013	29 August 2013	01 November 2013	24 December 2013	25 December 2013
26 December 2013

Slovenia

01 January 2013	08 February 2013	29 March 2013	01 April 2013	01 May 2013
02 May 2013	25 June 2013	15 August 2013	31 October 2013	01 November 2013
25 December 2013	26 December 2013

South Africa

01 January 2013	21 March 2013	29 March 2013	01 April 2013	01 May 2013
17 June 2013	09 August 2013	24 September 2013	16 December 2013	25 December 2013
26 December 2013

South Korea

01 January 2013	11 February 2013	01 March 2013	01 May 2013	17 May 2013
06 June 2013	15 August 2013	18 September 2013	19 September 2013	20 September 2013
03 October 2013	25 December 2013	31 December 2013

Spain

01 January 2013	07 January 2013	18 March 2013	28 March 2013	29 March 2013
01 April 2013	01 May 2013	15 August 2013	01 November 2013	06 December 2013
25 December 2013	26 December 2013

Sri Lanka

01 January 2013	14 January 2013	25 January 2013	04 February 2013	25 February 2013
26 March 2013	29 March 2013	12 April 2013	15 April 2013	25 April 2013
01 May 2013	23 May 2013	24 May 2013	22 July 2013	09 August 2013
20 August 2013	19 September 2013	16 October 2013	18 October 2013	16 December 2013
25 December 2013

Swaziland

01 January 2013	29 March 2013	01 April 2013	19 April 2013	25 April 2013
01 May 2013	09 May 2013	22 July 2013	06 September 2013	25 December 2013
26 December 2013

Sweden

01 January 2013	28 March 2013	29 March 2013	01 April 2013	01 May 2013
08 May 2013	09 May 2013	06 June 2013	21 June 2013	01 November 2013
24 December 2013	25 December 2013	26 December 2013	31 December 2013

Switzerland

01 January 2013	02 January 2013	29 March 2013	01 April 2013	15 April 2013
01 May 2013	09 May 2013	20 May 2013	01 August 2013	09 September 2013
24 December 2013	25 December 2013	26 December 2013	31 December 2013

Taiwan

01 January 2013	07 February 2013	08 February 2013	11 February 2013	12 February 2013
13 February 2013	14 February 2013	15 February 2013	28 February 2013	04 April 2013
05 April 2013	01 May 2013	12 June 2013	19 September 2013	20 September 2013
10 October 2013

Thailand

01 January 2013	25 February 2013	08 April 2013	15 April 2013	16 April 2013
01 May 2013	06 May 2013	24 May 2013	01 July 2013	22 July 2013
12 August 2013	23 October 2013	05 December 2013	10 December 2013	31 December 2013

Togo

01 January 2013	01 April 2013	01 May 2013	09 May 2013	20 May 2013
07 August 2013	15 August 2013	01 November 2013	15 November 2013	25 December 2013

Trinidad & Tobago

01 January 2013	11 February 2013	12 February 2013	29 March 2013	01 April 2013
30 May 2013	31 May 2013	19 June 2013	01 August 2013	24 September 2013
25 December 2013	26 December 2013

Tunisia

01 January 2013	14 January 2013	25 January 2013	20 March 2013	21 March 2013
09 April 2013	01 May 2013	25 July 2013	08 August 2013	09 August 2013
13 August 2013	15 October 2013	15 November 2013

Turkey

01 January 2013	23 April 2013	01 May 2013	07 August 2013	08 August 2013
09 August 2013	30 August 2013	14 October 2013	15 October 2013	16 October 2013
17 October 2013	18 October 2013	28 October 2013	29 October 2013

U.S.A.

01 January 2013	21 January 2013	18 February 2013	29 March 2013	27 May 2013
04 July 2013	02 September 2013	14 October 2013	11 November 2013	28 November 2013
25 December 2013

Uganda

01 January 2013	08 March 2013	29 March 2013	01 April 2013	01 May 2013
03 June 2013	08 August 2013	09 October 2013	15 October 2013	25 December 2013
26 December 2013

Ukraine

01 January 2013	07 January 2013	08 March 2013	01 May 2013	02 May 2013
06 May 2013	09 May 2013	24 June 2013	28 June 2013

United Arab Emirates - ADX and DFM markets

01 January 2013	24 January 2013	06 June 2013	14 August 2013	15 August 2013
14 October 2013	15 October 2013	16 October 2013	17 October 2013	05 November 2013
02 December 2013	03 December 2013

United Arab Emirates - NASDAQ Dubai

01 January 2013	21 January 2013	24 January 2013	18 February 2013	27 May 2013
06 June 2013	04 July 2013	14 August 2013	15 August 2013	02 September 2013
14 October 2013	15 October 2013	16 October 2013	17 October 2013	05 November 2013
11 November 2013	28 November 2013	02 December 2013	03 December 2013	25 December 2013

United Kingdom

01 January 2013	21 January 2013	18 February 2013	29 March 2013	01 April 2013
01 May 2013	06 May 2013	27 May 2013	04 July 2013	26 August 2013
02 September 2013	14 October 2013	11 November 2013	28 November 2013	25 December 2013
26 December 2013

Uruguay

01 January 2013	11 February 2013	12 February 2013	28 March 2013	29 March 2013
22 April 2013	01 May 2013	17 June 2013	18 July 2013	25 December 2013

Venezuela

01 January 2013	11 February 2013	12 February 2013	19 March 2013	28 March 2013
29 March 2013	19 April 2013	01 May 2013	13 May 2013	03 June 2013
24 June 2013	05 July 2013	19 August 2013	04 November 2013	24 December 2013
25 December 2013	31 December 2013

Vietnam

01 January 2013	11 February 2013	12 February 2013	13 February 2013	14 February 2013
15 February 2013	19 April 2013	29 April 2013	30 April 2013	01 May 2013
02 September 2013

Zambia

01 January 2013	08 March 2013	12 March 2013	29 March 2013	01 April 2013
01 May 2013	01 July 2013	02 July 2013	05 August 2013	24 October 2013
25 December 2013

Zimbabwe

01 January 2013	29 March 2013	01 April 2013	18 April 2013	01 May 2013
12 August 2013	13 August 2013	23 December 2013	25 December 2013	26 December 2013

APPENDIX C -  TRUST PROXY VOTING PROCEDURES

FORUM ETF TRUST

SHAREHOLDER VOTING POLICY

SECTION 1.                                  BACKGROUND

The Trust exercises its shareholder voting responsibilities as an investor in other issuers as a fiduciary, with the goal of maximizing the value of the Trust's and its shareholders' investments.  This Policy details the Trust’s policy with respect to shareholder voting.

SECTION 2.                                  ADVISER RESPONSIBILITIES

(A)   Delegation by Board .  Each Fund has delegated to the Adviser the authority to vote as a shareholder of issuers whose securities are held in its portfolio.  The Adviser shall maintain and the Board shall approve voting procedures related to the Adviser acting on behalf of the Fund in accordance with its fiduciary duties and the best interests of Fund shareholders.

(B)   Delivery of Proxies .  The Adviser is responsible for coordinating the delivery of proxies to be voted by the Custodian to the Adviser or to an agent of the Adviser selected by the Adviser to vote proxies with respect to which the Adviser has such discretion (a "Proxy Voting Service").  Upon request, the Adviser shall provide periodic reports to the Board as to the implementation and operation of its shareholder voting policies and procedures as they relate to the Trust.

(C)   Conflicts of Interest .  The Trust recognizes that under certain circumstances an Adviser or Proxy Voting Service may have a conflict of interest in voting on behalf of a Fund.  A conflict of interest includes any circumstance when the Fund, the Adviser, the Distributor, the Proxy Voting Service or one or more of their Affiliated Persons (including officers, directors and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of Fund shareholders in how shares of that issuer are voted.

Each Adviser is responsible for maintaining procedures to identify and address material conflicts of interest and, when applicable, determine the adequacy of a Proxy Voting Service’s procedures to identify and address material conflicts of interest.

(D)   Voting Record .  The Adviser shall be responsible for ensuring a voting record is maintained that includes all instances where the Fund was entitled to vote and will coordinate the annual delivery of such record to the Administrator for purposes of preparing the Trust’s annual Form N-PX filing.  The voting record shall include the following information required to be reported in Form N-PX:

(1)   The name of the issuer of the security;

(2)   The exchange ticker symbol of the security;

(3)   The CUSIP for the security;

(4)   The shareholder meeting date;

(5)   A brief identification of the matter voted on;

(6)   Whether the matter was proposed by the issuer or by a security holder;

(7)   Whether the Trust cast its vote on the matter;

(8)   How the Trust cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

C-1

(9)   Whether the Trust cast its vote for or against management.

The Adviser shall also be responsible for ensuring information regarding how the Fund voted relating to portfolio securities during the twelve-month period ended June 30 is available on the Fund’s website or other location consistent with disclosure in the Fund’s registration statement.

SECTION 4: ABSTENTION

The Trust and an Adviser may abstain from shareholder voting in certain circumstances.  Abstaining from voting may be appropriate if voting would be unduly burdensome or expensive, or otherwise not in the best interest of a Fund's shareholders.

SECTION 3: BOARD REPORTING AND REVIEW

(A)   The Adviser shall submit its voting procedures to the Board for review and approval initially and at the next regularly scheduled meeting of the Board following any material change.

(B)   The Adviser shall report to the Board, at least quarterly, whether any conflicts of interest arose while voting as an investor in other issuers and how such conflicts were handled.

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APPENDIX D -  MERK PROXY VOTING PROCEDURES

MERK INVESTMENTS LLC
PROXY VOTING PROCEDURES AND POLICIES

Proxy Voting Policy Notice
Updated March 21, 2012

Adviser is committed to minimizing conflicts of interest when voting proxies on behalf of the Fund, Adviser’s clients, and strives to ensure that proxies are voted in the best interest of the Fund’s shareholders. Adviser has adopted the following:

1)
For routine matters, as the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight.  The position of the issuer’s management will not be supported in any situation where Adviser assesses that it is not in the best interests of the Fund’s shareholders.

2)	For non-routine matters, such proposals should be examined on a case-by-case basis.

3)
Adviser may abstain from voting a proxy if such vote cannot be cast with commercially reasonable efforts or if Adviser deems it to be in the best interest of the Fund’s shareholders to abstain from voting a proxy.

Responsibility

Adviser’s Chief Compliance Officer has the responsibility for the implementation and monitoring of Adviser’s proxy voting policy, practices and record keeping, including outlining Adviser’s voting guidelines in its procedures.

Procedure

Adviser has adopted procedures to implement Adviser’s policy and reviews to monitor and insure Adviser’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

1)
Absent material conflicts, Adviser will determine how it should vote the proxy in accordance with applicable voting guidelines, complete the proxy and vote the proxy in a timely and appropriate manner.

2)
The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Funds.  If the Adviser determines that it has a conflict of interest with respect to voting proxies on behalf of the Fund, then the Adviser shall contact the Chairman of the Board of Forum ETF Trust.  In the event that the Chairman determines that he has a conflict of interest, the Chairman shall submit the matter for determination to another member of the Board who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended.  In making a determination, the Chairman will consider the best interests of Fund shareholders and may consider the recommendations of the Adviser or independent third parties that evaluate proxy proposals.  The Adviser will vote the proposal according to the determination and maintain records relating to this process.

Recordkeeping

Adviser’s Chief Compliance Officer shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;
•	Each proxy statement that Adviser receives;
•	A record of each vote that Adviser casts;
•	Any documents prepared by the Adviser that were material to making a decision how to vote proxies, or that memorializes the basis of that decision.

PART C   OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust of Registrant dated June 14, 2011 (Exhibit incorporated by reference as filed as Exhibit (a)(1) in Form N-1A via EDGAR on March 21, 2012, accession number 0000315774-12-000079).
	(2)	Trust Instrument as amended on December 13, 2012 – Filed herewith.
(b)		None.
(c)		Shareholder’s rights are contained in Articles II, V, VI, VII, X and XI of the Registrant’s Trust Instrument.
(d)	(1)	Form of Investment Management Agreement between Registrant and Forum Investment Advisors, LLC – Filed herewith.
	(2)	Forum of Investment Advisory Agreement between Registrant, Forum Investment Advisors, LLC and Merk Investments, LLC – Filed herewith.
(e)	(1)	Distribution Agreement between Registrant and Foreside Fund Services, LLC dated September 20, 2012 – Filed herewith.
	(2)	Form of Authorized Participant Agreement – Filed herewith.
(f)		Bonus or Profit Sharing Contracts – None.
(g)	(1)	Custody Agreement between the Registrant and The Bank of New York Mellon dated November 14, 2012 – Filed herewith.
	(2)	Foreign Custody Manager Agreement between the Registrant and The Bank of New York Mellon dated November 14, 2012 – Filed herewith.
(h)	(1)	Administration Agreement between the Registrant and Atlantic Fund Services dated December 13, 2012 – Filed herewith.
	(2)	Transfer Agency and Service Agreement between the Registrant and The Bank of New York Mellon dated November 14, 2012 – Filed herewith.
	(3)	Subadministration Services Agreement between the Registrant and The Bank of New York Mellon dated November 5, 2012 – Filed herewith.
	(4)	Form of Compliance Agreement between Forum Investment Advisors, LLC and Merk Investments LLC - Filed herewith.
	(5)	Expense Limitation Agreement between Registrant and Merk Investments, LLC – To be filed by amendment.
(i)		Opinion and Consent of Counsel – To be filed by amendment.
(j)		Consent of Independent Registered Certified Public Accounting Firm – To be filed by amendment.
(k)		Omitted Financial Statements - None.
(l)		Initial Capital Agreement – To be filed by amendment.
(m)		Distribution and Servicing Plan – Filed herewith.
(n)		Rule 18f-3 Multiple Class Plan - None.
(p)	(1)	Code of Ethics for Registrant – Filed herewith.
	(2)	Code of Ethics for Forum Investment Advisors, LLC – Filed herewith.
	(3)	Code of Ethics for Merk Investments, LLC – Filed herewith.
Other Exhibits:
(A)	Powers of Attorney for John Y. Keffer, David Tucker and Mark Moyer, Trustees of the Registrant – Filed herewith.
(B)	Power of Attorney for Jennifer Brown-Strabley, Trustee of the Registrant – Filed herewith.

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.                      Indemnification

Article X of the Trust Instrument of the Registrant provides as follows:

           Section 1.                      LIMITATION OF LIABILITY

All persons contracting with or having any claim against the Trust or a particular Series shall look only to the assets of the Trust or Assets belonging to such Series, respectively, for payment under such contract or claim; and neither the Trustees nor any of the Trust’s officers or employees, whether past, present or future, shall be personally liable therefor. Every written instrument or obligation on behalf of the Trust or any Series may contain a statement to the foregoing effect, but the absence of such statement shall not operate to make any Trustee, officer or employee of the Trust liable thereunder.  Except as required by Section 3806(e) of the Delaware Act, no Trustee or officer of the Trust shall be responsible or liable to the Trust, the Shareholders, another Trustee or other person that is a party to or is otherwise bound by this Trust Instrument for any act or omission, breach of contract, breach of duties or for neglect or wrongdoing of the Trustee or officer or any officer, agent, representative, employee, investment adviser, Principal Underwriter or independent contractor of the Trust; provided that, in compliance with Section 17(h) of the 1940 Act, nothing contained in this Trust Instrument shall protect any Trustee or officer of the Trust against liability to the Trust or to Shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or such other standard of care as set forth in Section 17(h) of the 1940 Act, as amended from time to time.

           Section 2.                      INDEMNIFICATION

           (a)           Subject to the exceptions and limitations contained in subsection (b) below:

(i)           every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.

(ii)           as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, counsel fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)           No indemnification shall be provided hereunder to a Covered Person if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office:  (i) by the court or other body approving a settlement or before which the action was adjudicated; (ii) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (iii) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)           The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.  Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

(d)           To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section 2 shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that, with regard to an agent, in addition (a) such agent shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding, or independent legal counsel in a written opinion, shall have determined, based upon a review of the readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such agent will be found entitled to indemnification.

(e)           Any repeal or modification of this Article X. by the Shareholders, or adoption or modification of any other provision of this Trust Instrument or the By-laws inconsistent with this Article X., shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

Section 3.                      INDEMNIFICATION OF SHAREHOLDERS

.  If any Shareholder or former Shareholder of any Series is held personally liable solely by reason of his, her or its being or having been a Shareholder and not because of his, her or its acts or omissions or for some other reason, the Shareholder or former Shareholder (or his, her or its heirs, executors, administrators or other legal representatives or, in the case of any entity, its general successor) shall be entitled out of the Assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such Liability.  The Trust, on behalf of the affected Series, shall, upon request by such Shareholder or former Shareholder, assume the defense of any claim made against him, her or it for any act or obligation of the Series and satisfy any judgment thereon from the Assets belonging to the Series.

Item 31.	Business and Other Connections of the Investment Adviser

Forum Investment Advisors, LLC provide investment management services to the Registrant. The following chart reflects the directors and officers of Forum Investment Advisors, LLC, including their business connections which are of a substantial nature. The address of Forum Investment Advisors, LLC is Three Canal Plaza, Portland, ME 04101 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

[Chart to be filed by amendment.]

Merk Investments, LLC provides investment advisory services to the Merk Hard Currency ETF. The following chart reflects the directors and officers of Merk Investments, LLC, including their business connections which are of a substantial nature. The address of Merk Investments LLC is 555 Bryant Street #455, Palo Alto, CA 94301 and, unless otherwise indicated below, that address is the principal business address of any company with which the directors and officers are connected.

Name	Title	Business Connection
Axel Merk	President	Merk Investments LLC; World Fliers Ltd., Director
Hanna Tikkanen Merk	Vice President	Merk Investments LLC
Kimberly Schuster	Director of Finance	Merk Investments LLC
Robert Hills	Chief Compliance Officer	Merk Investments LLC

Item 32.	Principal Underwriter

(a)           Foreside Fund Services, LLC, Registrant's underwriter, serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

361 Absolute Alpha Fund, Series of Investment Managers Series Trust	Gottex Multi-Asset Endowment Fund - I
361 Long/Short Equity Fund, Series of Investment Managers Series Trust	Gottex Multi-Asset Endowment Fund - II
361 Managed Futures Strategy Fund, Series of Investment Managers Series Trust	Henderson Global Funds
AdvisorShares Trust	Ironwood Institutional Multi-Strategy Fund LLC
American Beacon Funds	Ironwood Multi-Strategy Fund LLC
American Beacon Select Funds	Liberty Street Horizon Fund, Series of Investment Managers Series Trust
Avenue Mutual Funds Trust	Manor Investment Funds
Bridgeway Funds, Inc.	Nomura Partners Funds, Inc.
Broadmark Funds	Performance Trust Mutual Funds, Series of Trust for Professional Managers
Capital Innovations Global Agri, Timber, Infrastructure Fund, Series of Investment Managers Series Trust	Perimeter Small Cap Value Fund, Series of Managers Series Trust
Center Coast MLP Focus Fund, Series of Investment Managers Series Trust	PMC Funds, Series of Trust for Professional Managers
Central Park Group Multi-Event Fund	Precidian ETFs Trust
Direxion Shares ETF Trust	Quaker Investment Trust
DundeeWealth Funds	RevenueShares ETF Trust
FlexShares Trust	Salient MF Trust
Forum Funds	Sound Shore Fund, Inc.
FQF Trust	The Roxbury Funds
Gottex Multi-Alternatives Fund - I	Turner Funds
Gottex Multi-Alternatives Fund - II	Wintergreen Fund, Inc

(b)           The following are officers and directors of Foreside Fund Services, LLC, the Registrant's underwriter.  Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark A. Fairbanks	Three Canal Plaza Suite 100, Portland, ME 04101	President and Manager	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President, Treasurer and Manager	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Lisa S. Clifford	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Director of Compliance	None
Nishant Bhatnagar	Three Canal Plaza, Suite 100, Portland, ME 04101	Assistant Secretary	None

(c)           Not applicable.

Item 33.                      Location of Accounts and Records

The books, accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, (“Records”) are maintained as follows:

(a)           The Registrant maintains all Records at its offices at Three Canal Plaza, Suite 600, Portland, ME 04101.

(b)           Forum Investment Advisors, LLC maintains all Records relating to its services as investment manager to the Registrant at Three Canal Plaza, Suite 600, Portland, ME 04101.

(c)           Merk Investments, LLC maintains all Records relating to its services as investment adviser to the Merk Hard Currency ETF at 555 Bryant Street #455, Palo Alto, CA 94301.

(d)           Foreside Fund Services, LLC, maintains all Records relating to its services as Distributor of the Registrant at Three Canal Plaza, Suite 100, Portland, Maine 04101.

(e)           Atlantic Fund Services maintains all Records relating to its services as Administrator to the Registrant at Three Canal Plaza, Suite 600, Portland, ME 04101.

(f)           The Bank of New York Mellon maintains all Records relating to its services as sub-administrator, portfolio accountant, transfer agent and custodian of the Registrant at One Wall Street, New York, New York 10286.

Item 34.                      Management Services

Not applicable.

Item 35.                      Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this registration statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and the State of Maine on the 12th day of April, 2013.

Forum ETF Trust

By:   /s/ Stacey E. Hong
Stacey E. Hong
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement has been signed by the following persons in the capacities indicated on April 12, 2013.

(a)           President and Chief Executive Officer

 /s/ Stacey E. Hong
Stacey E. Hong

(b)           Treasurer and Principal Financial Officer

 /s/ Karen Shaw
Karen Shaw

(c)           A majority of the Trustees

John Y. Keffer, Trustee*
David Tucker, Trustee*
Mark D. Moyer, Trustee*
Jennifer Brown-Strabley, Trustee*

By:            /s/ Christopher Madden
Christopher Madden
As Attorney-in-fact

* Pursuant to powers of attorney filed herewith.

EXHIBIT LIST

Exhibit	Description
(a)(2)	Trust Instrument
(d)(1)	Form of Investment Management Agreement
(d)(2)	Form of Investment Advisory Agreement
(e)(1)	Distribution Agreement
(e)(2)	Form of Authorized Participant Agreement
(g)(1)	Custody Agreement
(g)(2)	Foreign Custody Manager Agreement
(h)(1)	Administration Agreement
(h)(2)	Transfer Agency and Service Agreement
(h)(3)	Subadministration Services Agreement
(h)(4)	Form of Compliance Agreement
(m)	Distribution and Servicing Plan
(p)(1)	Trust Code of Ethics
(p)(2)	Forum Investment Advisors, LLC Code of Ethics
(p)(3)	Merk Investments LLC Code of Ethics
(A)	Powers of Attorney for John Y. Keffer, David Tucker and Mark Moyer, Trustees of the Registrant
(B)	Power of Attorney for Jennifer Brown-Strabley, Trustee of the Registrant